EXHIBIT 10.2

                                                               EXECUTION VERSION


                                 TRUST AGREEMENT

                                   dated as of

                                September 6, 2001

                                      among

                            CAPITALSOURCE FINANCE LLC

                                       and

                             EQUIVEST CAPITAL, INC.

                          as Initial Certificateholders

                                       and

                                CS RESORTS, INC.

                                as Owner Trustee

                                       and

                      THE CAPITAL TRUST COMPANY OF DELAWARE

                               as Delaware Trustee

                             CS RESORTS - 2001 TRUST

EXHIBIT 10.2


                                TABLE OF CONTENTS

                                                                                                     PAGE

ARTICLE I         DEFINITIONS...........................................................................1
    Section 1.1     Definitions.........................................................................1
    Section 1.2     Interpretation......................................................................1

ARTICLE II          ORGANIZATION........................................................................2
    Section 2.1     Name................................................................................2
    Section 2.2     Office..............................................................................2
    Section 2.3     Declaration of Trust and Statement of Intent........................................2
    Section 2.4     Purposes of Trust...................................................................3

ARTICLE III         CERTIFICATES AND CERTIFICATEHOLDERS.................................................3
    Section 3.1     Form of Definitive Certificates, Authorized Denominations of Certificates...........3
    Section 3.2     Issuance of Certificates; Execution and Delivery of Definitive Certificates.........4
    Section 3.3     Registration; Registration of Transfer and Exchange of Definitive Certificates......5
    Section 3.4     Mutilated, Destroyed, Lost or Stolen Definitive Certificates........................6
    Section 3.5     Persons Deemed Certificateholders...................................................7
    Section 3.6     Transfer of Certificates............................................................7
    Section 3.7     Approvals of Certificateholders....................................................10
    Section 3.8     No Recourse........................................................................10
    Section 3.9     Majority Control...................................................................10
    Section 3.10       Liability of Certificateholders.................................................10
    Section 3.11       Book-Entry and Definitive Certificates..........................................10

ARTICLE IV          ALLOCATIONS........................................................................12
    Section 4.1     Capital Accounts...................................................................12
    Section 4.2     Allocations to Capital Accounts....................................................12
    Section 4.3     Allocation of Net Expense..........................................................13
    Section 4.4     Tax Allocations....................................................................13

ARTICLE V           DISTRIBUTIONS......................................................................13
    Section 5.1     Distributions......................................................................13
    Section 5.2     Withholding........................................................................14

ARTICLE VI          TRUSTEES...........................................................................15
    Section 6.1     Powers of the Owner Trustee........................................................15
    Section 6.2     Delegation of Responsibilities.....................................................16
    Section 6.3     Right to Request and Receive Instructions..........................................17
    Section 6.4     Trustee Fees.......................................................................17
    Section 6.5     Trustee Expenses...................................................................18
    Section 6.6     Liability of Owner Trustee.........................................................18
    Section 6.7     Indemnification of Owner Trustee...................................................19




EXHIBIT 10.2

    Section 6.8     Resignation........................................................................20
    Section 6.9     Removal of Owner Trustee...........................................................21
    Section 6.10    Successor Owner Trustee............................................................21
    Section 6.11    Merger or Consolidation of Trustee.................................................21
    Section 6.12    Representations and Warranties of Owner Trustee....................................22
    Section 6.13    Prior Notice to Certificateholders with Respect to Certain Matters.................22
    Section 6.14    Insolvency Proceedings.............................................................22
    Section 6.15    Restrictions on Certificateholders' Power..........................................23
    Section 6.16    Eligibility Requirements for Owner Trustee.........................................23
    Section 6.17    Evidence on which Owner Trustee May Act; Advice of Counsel.........................23
    Section 6.18    Responsibilities of Delaware Trustee...............................................23
    Section 6.18    Indemnification of Delaware Trustee................................................25
    Section 6.20    Resignation or Removal of Delaware Trustee; Successor Delaware Trustee.............27
    Section 6.21    Representations and Warranties of Delaware Trustee.................................27

ARTICLE VII         TRUST OPERATIONS...................................................................28
    Section 7.1     Recordkeeping; Tax Matters Partner; Tax Returns....................................28
    Section 7.2     Reports............................................................................29
    Section 7.3     Certificate of Trust...............................................................30
    Section 7.4     Expenses...........................................................................30
    Section 7.5     Engagement of the Servicing Agent..................................................30

ARTICLE VIII        REDEMPTIONS........................................................................30
    Section 8.1     Redemptions........................................................................30

ARTICLE IX          REPAYMENT OF CERTIFICATES..........................................................31
    Section 9.1     Repayment of Certificates..........................................................31

ARTICLE X           TERMINATION........................................................................31
    Section 10.1    Termination........................................................................31

ARTICLE XI          MISCELLANEOUS......................................................................31
    Section 11.1    Beneficiaries......................................................................31
    Section 11.2    Certain Rights.....................................................................31
    Section 11.3    Amendments and Waivers.............................................................32
    Section 11.4    No Legal Title of Certificateholders to Trust Property.............................32
    Section 11.5    Survival of Agreement Provisions...................................................33
    Section 11.6    Notices............................................................................33
    Section 11.7    Entire Agreement...................................................................33
    Section 11.8    Severability.......................................................................33
    Section 11.9    Separate Counterparts..............................................................34
    Section 11.10   Successors and Assigns.............................................................34
    Section 11.11   Headings...........................................................................34
    Section 11.12   Governing Law......................................................................34
    Section 11.13   No Petition Covenant...............................................................34

EXHIBIT 10.2


                                    EXHIBITS

SCHEDULE 1      INITIAL CERTIFICATEHOLDERS

SCHEDULE 2      PORTFOLIO ASSETS

SCHEDULE OF DEFINITIONS

EXHIBIT A-1     FORM OF DEFINITIVE PASS THROUGH-A CERTIFICATE

EXHIBIT A-2     FORM OF DEFINITIVE PASS THROUGH-B CERTIFICATE

EXHIBIT A-3     FORM OF DEFINITIVE EQUITY-1 CERTIFICATE

EXHIBIT B       FORM OF SUBSCRIPTION AGREEMENT

EXHIBIT C       FORM OF SERVICING AGREEMENT

EXHIBIT D       CONDITIONS PRECEDENT TO DELIVERY OF CERTIFICATES

EXHIBIT E       FORM OF TRANSFER CERTIFICATE

EXHIBIT F       FORM OF CONFIRMATION OF REGISTRATION OF INTEREST IN CERTIFICATES

EXHIBIT 10.2


                                 TRUST AGREEMENT

         This TRUST AGREEMENT, dated as of September 6, 2001 (as amended, supplemented and/or modified from time to time, this "Trust Agreement"), is entered into by and among CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource"), EQUIVEST CAPITAL, INC., a Delaware corporation ("ECI" and in its capacity as a certificateholder hereunder, together with CapitalSource, the "Initial Certificateholders"), CS Resorts, Inc., a Delaware corporation, as Owner Trustee (as defined herein), and The Capital Trust Company of Delaware, or Delaware Trustee (as defined herein).

                              W I T N E S S E T H:

         WHEREAS, the Initial Certificateholders and the Trustees desire to enter into this Trust Agreement for the purpose of establishing the Trust (as defined herein); and

         WHEREAS, the Initial Certificateholders and the Owner Trustee desire that the Trust issue the Certificates to the Initial Certificateholders, enter into the Exchange Agreement, acquire the Portfolio Assets, engage the Servicing Agent, enter into the Servicing Agreement (all as defined herein) and conduct the other business as set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Initial Certificateholders and the Trustees hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Schedule of Definitions attached hereto.

         Section 1.2  INTERPRETATION.  Unless otherwise  indicated in this Trust
Agreement:

         (a) Reference to and the definition of any document (including this Trust Agreement) shall be deemed a reference to such document as it may be amended or modified from time to time;

         (b) All references to an "Article", "Section", "Schedule" or "Exhibit" are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

         (c) Defined terms in the singular shall include the plural and vice versa, and the masculine, feminine or neuter gender shall include all genders;

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

EXHIBIT 10.2

         (d) Accounting terms used herein, but not defined in the Schedule of Definitions attached hereto shall have the respective meanings given to them under GAAP; and

         (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; the headings in this Trust Agreement are for the purpose of reference only and do not limit or affect its meaning.

                                   ARTICLE II

                                  ORGANIZATION

         Section 2.1 NAME. The Trust created by this Trust Agreement shall be called "CS Resorts - 2001 Trust", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

         Section 2.2 OFFICE. The office of the Trust shall be in care of the Owner Trustee at 1133 Connecticut Avenue, NW, Suite 310, Washington, DC 20036,
Attention: Loan Management, (the "Corporate Trust Office"), or at such other address as the Owner Trustee may designate by written notice to the Certificateholders.

         Section 2.3 DECLARATION OF TRUST AND STATEMENT OF INTENT. (a)The Owner Trustee hereby declares that it shall hold all the estate, right, title and interest in any property received by it under this Trust Agreement (except property to be applied under the terms of this Trust Agreement to the payment of or reimbursement for the Trustee's fees, indemnities or expenses) in trust for the benefit of the Certificateholders, all as subject to the terms and provisions of this Trust Agreement.

         (b) It is the intention of the parties hereto that the Trust constitute a single purpose business trust within the meaning of Chapter 38 of Title 12 of the Delaware Code (as amended from time to time, the "Delaware Business Trust Act") and that this Trust Agreement constitute the governing instrument of this Trust. Effective as of the date hereof, the Trustees and the Tax Matters Partner shall each have all rights, powers, authority and authorization set forth herein and in the Delaware Business Trust Act with respect to accomplishing the purposes of the Trust.

         (c) It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by, or based upon gross or net income, the Trust shall be treated as a partnership and that the Certificates shall be treated as evidencing partnership interests of the Trust. The terms of this Trust Agreement shall be interpreted to further this intention of the parties. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Trust, through the Tax Matters Partner, shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the

EXHIBIT 10.2

characterization of the Trust as a partnership for such purposes. Each Certificateholder by acceptance of its Certificate respectively agrees, unless otherwise required by any appropriate tax authority, to file its own tax returns and reports in a manner consistent with such characterization.

         (d) It is the intention of the parties hereto that, for purposes of Delaware state tax laws, the Trust will derive no income from a trade, business or commerce in or connected with the State of Delaware and will have no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware.

         Section 2.4 PURPOSES OF TRUST. The Trust shall not engage in any activity other than issuing the Certificates, acquiring the Portfolio Assets pursuant to the Loan Sale Agreement and the Exchange Agreement, entering into and performing its obligations under the Basic Documents and such other purchase, subscription or placement agreements as may be necessary to comply with the requirements of this Trust Agreement and the other Basic Documents, and receiving payments in respect of the Portfolio Assets and distributing such payments pursuant to Section 5.1; PROVIDED, that the Trust shall also engage in any other activities, including entering into agreements, which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Trust shall not issue or sell any certificates, notes or other obligations other than the Certificates or otherwise incur, assume or guarantee any indebtedness for borrowed money.

                                   ARTICLE III

                       CERTIFICATES AND CERTIFICATEHOLDERS

         Section 3.1 FORM OF DEFINITIVE CERTIFICATES, AUTHORIZED DENOMINATIONS OF CERTIFICATES. (a) Subject to the provisions of Section 3.11, the Definitive Certificates shall be issued in definitive, fully registered form without interest coupons and shall be issued in Authorized Denominations as set forth in subsection (c) below. The Pass Through-A Certificates shall be issued in substantially the form set forth in EXHIBIT A-1 hereto, the Pass Through-B Certificates shall be issued in substantially the form set forth in EXHIBIT A-2 hereto and the Equity-1 Certificates shall be issued in substantially the form set forth in EXHIBIT A-3 hereto. The Definitive Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Definitive Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the issuance and delivery of such Certificates or did not hold such offices at the date of issuance and delivery of such Certificates.

         (b)  The  Definitive   Certificates  shall  be  typewritten,   printed,
lithographed  or engraved or produced by any  combination of these methods (with


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

EXHIBIT 10.2

or without steel engraved borders) all as determined by the Owner Trustee, as evidenced by the Owner Trustee's execution of such Definitive Certificates.

         (c) Each Certificate shall be issuable in the denominations as are determined by the Owner Trustee to be necessary to accomplish the purposes of this Trust Agreement ("Authorized Denominations").

         (d) The Pass Through-A Certificates shall have 95% of the total voting power of the Certificates, the Pass Through-B Certificates shall have 5% of the total voting power of the Certificates and the Equity-1 Certificates shall have 0% of the total voting power of the Certificates.

         (e) The Pass Through-A Dividends and the Pass Through-B Dividends shall accrue with respect to the Pass Through-A Certificates and the Pass Through-B Certificates, respectively, and the Pass Through-A Certificateholders and the Pass Through-B Certificateholders shall be entitled to receive distributions from the Trust in the amount of the Pass Through-A Dividends and the Pass
Through-B  Dividends,  respectively,  in the  priority  and  manner set forth in
Section 5.1. If the Trust receives any interest payments in respect of the Portfolio Assets that are made at a default rate of interest (as determined pursuant to the documentation related to the loans that comprise the Portfolio Assets) then the Pass Through-A Rate shall automatically increase so that such default rate interest payments are added to the Pass Through-A Dividends otherwise payable pursuant to Section 5.1. The Equity-1 Certificates shall not be entitled to receive dividends or distributions of any kind until the Pass Through-A Certificates and the Pass Through-B Certificates have been fully and finally redeemed together with all dividends or other amounts payable with respect thereto.

         Section 3.2 ISSUANCE OF CERTIFICATES; EXECUTION AND DELIVERY OF DEFINITIVE CERTIFICATES. (a) On the Closing Date, upon satisfaction of the conditions set forth in EXHIBIT D hereto, the Trust shall issue, and the Initial Certificateholders shall receive, in accordance with the terms of the Subscription Agreement, at par, Certificates in the amounts and of the class set forth with respect to such Initial Certificateholder on SCHEDULE 1 hereto. The Outstanding Certificate Balance, after giving effect to the Certificates issued on the Closing Date, shall equal $4,670,885.49. The Owner Trustee shall cause Definitive Certificates to be issued, delivered and registered on the Certificate Register in accordance with the provisions of Section 3.11(b) or cause Book-Entry Certificates to be issued and registered on the Certificate Register, as applicable, in such names as the Initial Certificateholders so direct upon the request of the Initial Certificateholders, in exchange for the consummation of the transactions contemplated by the Basic Documents. Concurrently with the issuance of the certificates pursuant to this Section 3.2, the Trust shall acquire the Portfolio Assets pursuant to the terms of the Exchange Agreement and the Loan Sale Agreement.

         (b) Every Person, by virtue of having become a Certificateholder in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented to and agreed to, and shall be bound by, the terms of this Trust Agreement.

EXHIBIT 10.2

         Section 3.3 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE OF DEFINITIVE CERTIFICATES. (a) The Owner Trustee shall keep or cause to be kept a certificate register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided herein (the "Certificate Register").

         (b) Transfers of ownership interests in the Definitive Certificates shall be recorded by the Owner Trustee in the Certificate Register; PROVIDED, HOWEVER, that no Definitive Certificate may be subdivided upon transfer or exchange such that the denomination of any resulting Definitive Certificate is less than the Authorized Denominations.

         (c) Upon surrender for registration of transfer of any Definitive Certificate at the Corporate Trust Office, the Owner Trustee shall execute on behalf of the Trust and deliver in the name of the designated transferee or transferees, one or more new Definitive Certificates in the Authorized Denominations of a like aggregate certificate balance.

         (d) At the option of a Certificateholder, Definitive Certificates may be exchanged for other Definitive Certificates of Authorized Denominations of a like aggregate certificate balance upon surrender at the Corporate Trust Office of the Definitive Certificates to be exchanged. Whenever any Definitive Certificates are so surrendered for exchange, the Owner Trustee shall execute on behalf of the Trust and deliver one or more new Definitive Certificates. Such new Definitive Certificates shall be delivered to the Certificateholder making the exchange.

         (e) Every Definitive Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in the form of EXHIBIT E hereto duly executed by the Certificateholder or his attorney duly authorized in writing. Each Definitive Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         (f) All transfers of Certificates shall be subject to the requirements of Section 3.6.

         (g) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection with such transfer or exchange and any other amounts required to be paid under the Definitive Certificates.

         (h) Registrations and transfers of Book-entry Certificates shall be done as set forth in Section 3.11.

         Section 3.4 MUTILATED, DESTROYED, LOST OR STOLEN DEFINITIVE CERTIFICATES. (a) If (i) any mutilated Definitive Certificate is surrendered to the Owner Trustee, or the Owner Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Definitive Certificate, and (ii) there is delivered to the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Definitive Certificate has been acquired by a

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

EXHIBIT 10.2

bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Definitive Certificate, a replacement Definitive Certificate of a like aggregate certificate balance; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Definitive Certificate, but not a mutilated Definitive Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Definitive Certificate the Trust may pay to the Certificateholder of such destroyed, lost or stolen Definitive Certificate the amount payable thereunder when so due or payable.

         (b) If, after the delivery of a replacement Definitive Certificate or payment in respect of a destroyed, lost or stolen Definitive Certificate pursuant to Section 3.4(a), a bona fide purchaser of the original Definitive Certificate in lieu of which such replacement Definitive Certificate was issued presents for payment such original Definitive Certificate, the Trust shall be entitled to recover such replacement Definitive Certificate (or such payment) from the Person to whom it was delivered or any Person taking such replacement Definitive Certificate from such Person to whom such replacement Definitive Certificate was delivered or any assignee of such Person, except a bona fide purchaser, and the Trust and the Owner Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Owner Trustee in connection therewith.

         (c) In connection with the issuance of any replacement Definitive Certificate under this Section 3.4, the Owner Trustee may require the payment by the Certificateholder of such Definitive Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Owner Trustee and its counsel) connected therewith.

         (d)  Any  duplicate  Definitive  Certificate  issued  pursuant  to this
Section 3.4 in replacement of any mutilated, destroyed, lost or stolen Definitive Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Definitive Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Trust Agreement equally and ratably with any and all other Certificates duly issued hereunder.

         (e) The provisions of this Section 3.4 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Definitive Certificates.

         Section 3.5 PERSONS DEEMED CERTIFICATEHOLDERS. Prior to (i) transfer on the Certificate Register in the case of Book-Entry Certificates or (ii) due presentation of a Definitive Certificate for registration of transfer, the Owner Trustee may treat the Certificateholder shown on the Certificate Register or the Person in whose name any Definitive Certificate shall be registered in the Certificate Register (as of the date of determination), as the case may be, as the absolute owner of such Certificate for all purposes, including, for the purpose of receiving distributions pursuant to Article VI, regardless of any notice of ownership, trust, theft or loss or of any writing thereon.

         Section 3.6 TRANSFER OF CERTIFICATES. (a) GENERAL. No Certificateholder may, in any transaction or series of transactions, directly or indirectly (each of the following, a "transfer"), (i) sell, assign or otherwise in any manner dispose of all or any part of its interest in any Certificate issued to it, whether by act, deed, merger or otherwise, or (ii) mortgage or create a lien or security interest in such Certificate unless such transfer satisfies the conditions set forth in this Section 3.6. No purported transfer of any interest in any Certificate or any portion thereof which is not made in accordance with this Section 3.6 shall be given effect by or be binding upon the Trust or the Owner Trustee and any such purported transfer shall be null and void AB INITIO and vest in the transferee no rights against the Trust or the Owner Trustee. In

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

EXHIBIT 10.2

addition, without limiting any other provision hereof, in no event shall the Owner Trustee register any transfer if such transfer would result in there being more than 12 registered owners of Certificates. In addition, each Initial Certificateholder, severally and not jointly, represents and covenants and each prospective Certificateholder shall be required to represent and covenant that
(a) it is purchasing one or more Certificates for its own account and that it is the sole beneficial owner and (b) either (1) it is not, for federal income tax purposes, a partnership, grantor trust, or S corporation (as defined in the Code) or (2) it is, for federal income tax purposes, a partnership, grantor trust, or S corporation but, after giving effect to its acquisition of such Certificates, less than 60% of the aggregate value of its assets would consist of Certificates, and (c) such Certificates have not been and shall not be transferred through an "established securities market" within the meaning of section 7704(b) of the Code.

         (b)  CONDITIONS  TO  TRANSFER.  A  Certificateholder   may  transfer  a
Certificate or its beneficial interest in a Certificate only in accordance with the following provisions:

               (i) TRANSFER OF CERTIFICATES. No transfer of any Certificate or any beneficial interest therein may be made unless such transfer is made to an "accredited investor" within the meaning of Regulation D under the Securities Act or in accordance with another exemption from the registration requirements of the Securities Act and such laws of any State of the United States and, unless waived in writing by the Owner Trustee, an opinion of counsel in form satisfactory to the Owner Trustee is delivered to the Owner Trustee and the Trust to the effect that such transfer is in compliance with the Securities Act and this Trust Agreement.

               (ii) ERISA. No Certificates or any beneficial interest therein may be purchased by or transferred to or held by an entity which is
          (A) a Benefit Plan or a Person  acting on behalf of a Benefit Plan, or
          (B) an insurance company general account unless, for such insurance company general account, documentation has been provided to the Owner Trustee in substantially the form of the Transfer Certificate attached hereto as EXHIBIT E. In determining the sufficiency or insufficiency of the documentation and representations contained therein for purposes of the preceding sentence, the Owner Trustee may, but need not, obtain and rely upon an opinion of counsel as to the sufficiency of the documentation provided.

               (iii) CERTIFICATE TRANSFER REQUIREMENT. All purchasers or transferees of Certificates other than the Initial Certificateholders (including pledgees of Certificates other than pledgee contemplated by Section 3.6(b)(v)(2) below) or any beneficial interest therein must execute and deliver to the Owner Trustee a certificate substantially in the form attached hereto as EXHIBIT E.

EXHIBIT 10.2

               (iv) INVESTMENT COMPANY ACT RESTRICTIONS. No transfer of any Certificate or any beneficial interest in any Certificate shall be made, and the Owner Trustee shall not register such transfer, if such transfer would require registration of the Trust as an "investment company" under the Investment Company Act. The Trustee shall not register any transfer unless such transferee is a "qualified purchaser" (within the meaning of Section 3(c)(7) of the Investment Company Act) of the Certificates or if such transfer would otherwise require registration of the Trust under the Investment Company Act.

               (v) TRANSFER WITH CONSENT; PERMITTED TRANSFERS.

                    (1) Notwithstanding anything to the contrary in this Trust Agreement, no transfer of any Equity-1 Certificate or any beneficial interest in any Equity-1 Certificate shall be made without the prior written approval of each other Certificateholder. Nothing in this Section 3.6(b)(v) shall be deemed to imply any duty of the Owner Trustee to solicit any of the consents described herein, but it shall not register any transfer unless the requisite consents have been received by it.

                    (2)  Notwithstanding  anything to the contrary in this Trust
               Agreement, CapitalSource or its Affiliates shall be permitted to pledge the Certificates held by it and the pledgee, pursuant to any such pledge, shall be entitled to transfer pledged Certificates held by it upon foreclosure. Each Certificateholder shall be permitted to transfer Certificates held by it or any beneficial interest therein to its Affiliates without the consent of the other Certificateholders provided it and such Affiliate, as applicable, comply with the other provisions of this Section 3.6(b), make the representations and warranties required by
               Section 3.6(a) and provide written notice of such transfer to the Owner Trustee promptly upon the consummation thereof.

               (vi) TRANSFER TO NON-U.S. PERSONS. The Certificates shall not be acquired by or for the account of any individual or entity that is not a "U.S. person" as defined in section 7701(a)(30) of the Code and any transfer of a Certificate to a Person that is not a "U.S. person" shall be absolutely null and void AB INITIO and shall vest no rights in the purported transferee. Each purchaser or transferee of a Certificate will be required to certify under penalties of perjury that it is a "U.S. person" and to make the appropriate certification to such effect in its applicable Transfer Certificate. The foregoing shall not apply to a pledge by CapitalSource or its Affiliates to a U.S. branch of a non-U.S. person that is a banking institution.

               (vii)  AT  LEAST  TWO   CERTIFICATEHOLDERS.   No  transfer  of  a
          Certificate shall be valid if such transfer were to result in there being less than two Certificateholders.

               (viii) RELIANCE BY OWNER TRUSTEE ON CERTIFICATIONS. In determining whether the conditions set forth in clauses (i) through
          (vii), above, have been satisfied, the Owner Trustee may conclusively rely on the certifications contained in the Transfer Certificates and on the information in the Certificate Register submitted to it and shall have no obligation to investigate the truth and correctness thereof (subject to the last paragraph of Section 3.6(c), below).

EXHIBIT 10.2

         (c) INVALID TRANSFERS. If the conditions to transfer set forth in subsection (b) above are not fully satisfied or if the Owner Trustee receives written notice or if an officer of the Owner Trustee otherwise obtains actual knowledge that (i) a transfer or attempted or purported transfer of any interest in any Certificate was consummated in compliance with the provisions of this
Section 3.6 on the basis of an incorrect form or certification from the transferee or purported transferee or (ii) the owner of any interest in a Certificate is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such owner, the Owner Trustee will not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void AB INITIO and shall vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a
Certificateholder thereof retroactively to the date of transfer of such Certificate by such Certificateholder. Nothing herein shall be deemed to imply for the Owner Trustee any duty of investigation or monitoring subsequent to the date of any transfer.

         Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, applicable state securities law or the Investment Company Act; PROVIDED, that, if under this Section 3.6 a certificate is specifically required to be delivered to the Owner Trustee by a purchaser or transferee of a Certificate or any beneficial interest therein, the Owner Trustee shall be under a duty to examine the same to determine whether it conforms on its face to the requirements of this Section 3.6 and shall promptly notify the party delivering the same if such certificate does not so conform.

         (d) SECURITIES LEGEND. Each Definitive Certificate issued hereunder will bear the legend set forth on the form of Certificates included as EXHIBIT A-1, EXHIBIT A-2 and EXHIBIT A-3 hereto.

         Section 3.7 APPROVALS OF CERTIFICATEHOLDERS. Each Certificateholder by accepting its Certificate or any beneficial interest therein is deemed to have approved: (i) the terms of this Trust Agreement to the extent applicable to the Certificateholders, (ii) the composition of the Portfolio Assets, (iii) the provisions of the Certificates, and (iv) the execution and delivery of the Servicing Agreement and the other Basic Documents.

         Section 3.8 NO RECOURSE. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust in respect of the Certificates or under this Trust Agreement or any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against: (i) any Trustee in its individual capacity; (ii) any Certificateholder or other owner of a beneficial interest in the Trust, as an owner of a beneficial interest in the Trust; (iii) any successor or assignee of any of the foregoing; (iv) any Affiliate, partner, owner, beneficiary, agent, officer, director, employee or agent of any of the foregoing, except as any such person may have expressly agreed in writing. For all purposes of this Trust Agreement, in the performance of any duties or obligations of the Trust under the Basic Documents, the Trustees shall be subject to, and entitled to the benefits of, the terms and provisions of this Trust Agreement. Without limiting the foregoing, each Certificateholder expressly agrees that it shall have no recourse for payment in respect of its Certificate or its rights pursuant to this Trust Agreement, or for any claim based thereon or otherwise in respect thereof, except against the assets of the Trust.

EXHIBIT 10.2

         Section 3.9 MAJORITY CONTROL. Except as otherwise expressly provided herein, any action that may be taken or consent that may be given or withheld by Certificateholders under this Trust Agreement may be taken, given or withheld by the Majority Certificateholders. Except as otherwise expressly provided herein, any written notice or consent of Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by the Majority Certificateholders at the time of the delivery of such notice or consent.

         Section 3.10 LIABILITY OF CERTIFICATEHOLDERS. No Certificateholder shall have any personal liability for any liability or obligation of the Trust to full extent contemplated by Section 3803(a) of the Delaware Business Trust Act.

         Section 3.11 BOOK-ENTRY AND DEFINITIVE CERTIFICATES. (a) Unless Definitive Certificates have been issued in accordance with Subsection (b) below, on each date of issuance pursuant to Section 3.2, Book-Entry Certificates shall be issued, and the Owner Trustee shall cause the Certificate Register to reflect such issuance of Certificates in such amounts as have been issued, and such Book-Entry Certificates shall be registered on the Certificate Register in the name of the Certificateholder thereof and such Certificateholder shall receive a confirmation in the form attached hereto as EXHIBIT F confirming such registration. No Certificateholder will receive a definitive certificate representing such Certificateholder's interest in the Book-Entry Certificate, except as provided above and in subsection (b) below. Unless and until Definitive Certificates have been issued pursuant to subsection (b) below:

               (i) the provisions of this Section 3.11 shall be in full force and effect;

               (ii) to the extent that the provisions of this Section 3.11 conflict with any other provisions of this Trust Agreement, the provisions of this Section 3.11 shall control;

               (iii) unless and until Definitive Certificates are issued pursuant to subsection (b) below, the Owner Trustee will register transfers among the Certificateholders on the Certificate Register, which shall be open for inspection during regular business hours and shall contain a record of the name, address and taxpayer identification number of each Certificateholder;

               (iv) the Owner Trustee shall not register such transfers in the Certificate Register except upon satisfaction of the conditions set forth in Section 3.6;

               (v) each Certificateholder shall bear all of the expenses it incurs in connection with any sale, transfer or exchange of its Book-Entry Certificates;

EXHIBIT 10.2

               (vi) no service charge shall be made for any registration of transfer or exchange of Book-Entry Certificates, but the Owner Trustee may require payment of a reasonable sum equal to the sum that the Owner Trustee may require to effect a transfer or exchange of Certificates under Section 3.3(g);

               (vii) on the Business Day following any registration in the Certificate Register of a transfer of a Book-Entry Certificate, the Owner Trustee shall send to each transferee and transferor a confirmation of the transfer (the confirmation to be substantially in the form of EXHIBIT F hereto); and

               (viii) notwithstanding anything herein to the contrary, unless and until Definitive Certificates are issued pursuant to Subsection
          (b) below, the Owner Trustee is hereby authorized to direct the Trust to transmit payments in accordance with Section 5.1 in respect of the Certificates to the Certificateholders of record on the date of such distribution that are entitled thereto by wire transfer of immediately available funds in accordance with such instructions as have been previously provided in writing to the Owner Trustee.

         (b) If with respect to the Certificates, the Majority Certificateholders advise the Owner Trustee in writing that the continuation of a book-entry system through the Owner Trustee is no longer in the best interests of the Certificateholders, then the Owner Trustee shall notify all Certificateholders of the occurrence of any such event and of the availability of Definitive Certificates. Upon delivery of instructions from the
Certificateholders regarding the exchange of all Book-Entry Certificates registered on the Certificate Register for Definitive Certificates to be registered on the Certificate Register in connection with the registration of Definitive Certificates in the names of Certificateholders, the Owner Trustee shall execute and deliver the Definitive Certificates in accordance with the instructions of the Certificateholders. The Owner Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Certificates, the Owner Trustee and the Servicing Agent shall recognize the Certificateholders in whose names such Definitive Certificates are registered on the Certificate Register as Certificateholders hereunder.

         (c) As to any Book-Entry Certificate, the Certificateholder shown on the Certificate Register from time to time shall be deemed the absolute owner thereof for all purposes.

                                   ARTICLE IV

                                   ALLOCATIONS

         Section 4.1 CAPITAL ACCOUNTS. There shall be established for each Certificateholder a separate capital account, which shall be designated as a "Capital Account" and collectively shall be designated as the "Capital Accounts". The Capital Account of a Certificateholder shall be established as of the date that such Certificateholder is issued its Certificate with initial balances equal to the amount of the Certificates so acquired as set forth on
Schedule 1 hereto. Thereafter, the balances of the Capital Accounts shall be adjusted on each Capital Account Adjustment Date as set forth below.

EXHIBIT 10.2

         Section 4.2 ALLOCATIONS TO CAPITAL ACCOUNTS. The balance of each Capital Account (the "Account Balance") shall be determined on any Capital Account Adjustment Date other than the Closing Date and shall equal:

               (i) the balance of such account as of the last Capital Account Adjustment Date, minus

               (ii) the Net Expense for the preceding Capital Account Adjustment Period allocable to such Certificateholder in accordance with Section 4.3, plus

               (iii) the amount of any Certificates, as set forth on Schedule 1 as amended from time to time, issued by the Trust to such Certificateholder since the last Capital Account Adjustment Date, minus

               (iv)  the   distributions   made  during  such  Capital   Account
          Adjustment Period with respect to the Certificates owned by such Certificateholder.

         In connection with any transfer of a Certificate, the Capital Account established with respect to the transferee of such Certificate shall have an initial balance bearing the same proportion to the balance in the transferor's Capital Account immediately prior to the transfer as the outstanding balance of the Certificates acquired by the transferee bears to the aggregate certificate balance of the Certificates owned by the transferor immediately prior to such transfer. For the avoidance of doubt, no Certificateholder shall have any obligation to restore any deficit balance to such owner's Capital Account.

         Section 4.3 ALLOCATION OF NET EXPENSE. To the extent not paid by ECI pursuant to Section 7.4, Net Expense for any Capital Account Adjustment Period shall be allocated to the Equity-1 Certificateholders (for allocation to their individual Capital Accounts as described in Section 4.2) PRO RATA, based on the number of Equity-1 Certificates outstanding.

         Section 4.4 TAX ALLOCATIONS. Except as required by section 704(c) of the Code, the Treasury regulations thereunder and section 1.704-1(b)(2)(iv)(f)(4) of the Treasury regulations with respect to the allocation of tax gain or loss on the assets of the Trust, each item of income, gain, loss and deduction shall be allocated for federal income tax purposes in the same manner that the item was allocated to the Certificateholders' Capital Accounts. No election shall be made under section 754 of the Code unless the Tax Matters Partner determines, in its sole discretion, that such an election should be made.

EXHIBIT 10.2

                                    ARTICLE V

                                  DISTRIBUTIONS

         Section 5.1 DISTRIBUTIONS. All payments received by the Trust from any source in respect of the Portfolio Assets shall be distributed no later than the next Distribution Date in the following order of priority:

               (i) first, to the extent not paid by ECI pursuant to Section 7.4, to the Delaware Trustee in payment of any amounts then due and payable to the Delaware Trustee pursuant to Section 6.4, 6.5 or 6.19 of this Trust Agreement, until such amounts are paid in full;

               (ii) second, to the extent not paid by ECI pursuant to Section 7.4, to the Owner Trustee in payment of any amounts then due and payable to the Owner Trustee pursuant to Section 6.4, 6.5 or 6.7 of this Trust Agreement, until such amounts are paid in full;

               (iii) third, to the Pass Through-A Certificateholders in payment of the Pass Through-A Dividends, if any, accrued to such date until such amounts are paid in full;

               (iv) fourth, to the Pass Through-B Certificateholders in payment of the Pass Through-B Dividends, if any, accrued to such date until such amounts are paid in full;

               (v)  fifth,  to  the  Equity-1  Certificateholders,   the  Excess
          Interest, if any, associated with such payment;

               (vi) sixth, to the Pass Through-A  Certificateholders  in full or
          partial   redemption,   as  the  case  may  be,   of  Pass   Through-A
          Certificates, if any, then outstanding;

               (vii) seventh, to the Pass Through-B Certificateholders in full or partial redemption, as the case may be, of Pass Through-B Certificates, if any, then outstanding;

               (viii) the remainder to the Equity-1 Certificateholders.

In the event there is more than one Certificateholder in any particular class or type, each of the amounts payable pursuant to clauses (iv), (v), (vi), (vii), and (viii) of this Section 5.1, as the case may be, shall be made PRO RATA among the Certificateholders of the class or type entitled thereto, based upon the relative outstanding principal amount of the Certificates of such class or type held by a Certificateholder to the total outstanding principal amount of all such Certificates of such class or type.

EXHIBIT 10.2

         Section 5.2 WITHHOLDING. If any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Article V. The Owner Trustee is hereby authorized to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Tax Matters Partner from contesting any such tax in appropriate proceedings or prevent the Trust from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment, the Owner Trustee may, in its sole discretion, withhold such amounts in accordance with this Section 5.2. If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred in connection with such refund. Nothing herein shall be deemed to require the Owner Trustee to contest any withholding tax referred to in this Section 5.2.

                                   ARTICLE VI

                                    TRUSTEES

         Section 6.1 POWERS OF THE OWNER TRUSTEE. Notwithstanding anything in this Trust Agreement to the contrary, in order to further the objectives of the Trust, the Owner Trustee is hereby authorized to perform all activities, including the execution of all documents and delegation of responsibilities related thereto, in order to do the following on behalf of the Trust:

         (a) to perform its duties and obligations  under this Trust  Agreement;
and

         (b) to administer the affairs of the Trust as follows:

               (i) at the direction of the Initial Certificateholders, to acquire the Portfolio Assets pursuant to the terms of the Exchange Agreement and the Loan Sale Agreement;

               (ii)  to  pay  dividends  to  the   Certificateholders  and  make
          redemptions of the  Certificates  as  contemplated  by Section 5.1 and
          Article VIII and IX of this Trust Agreement;

               (iii)  to  execute   and   deliver   the   Certificates   to  the
          Certificateholders from time to time;

               (iv) upon receipt, to deliver reports regarding the assets of the Trust to the Certificateholders;

EXHIBIT 10.2

               (v) to appoint CapitalSource as the Tax Matters Partner pursuant to Section 7.1 hereof to perform the duties and accept the obligations with respect to the tax matters of the Trust;

               (vi) to appoint the Servicing Agent and execute and deliver the Servicing Agreement pursuant to Section 7.5 hereof and delegate to the Servicing Agent the powers and duties contained therein and accept directions and advice of the Servicing Agent with respect to the management of the Portfolio Assets to the extent provided therein; and

               (vii) to execute and deliver, from time to time, agreements regarding the purchase, subscription or placement of the Certificates and the other business of the Trust.

         The Majority Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust and the Owner Trustee may request and receive written instruction from the Majority Certificateholders prior to and/or during the undertaking of such management activities; PROVIDED, that the Majority Certificateholders shall be responsible for assuring that such instructions are not contrary to the Basic Documents.

         Notwithstanding anything in this Trust Agreement to the contrary, the Trust has the power and authority and is hereby authorized, without the consent, approval or other action by the Initial Certificateholders or any other Person, to (i) execute, deliver and perform its obligations under the Basic Documents and each Purchase Agreement and Transfer Certificate to which it is or becomes a party or signatory and (ii) execute, deliver and issue the Certificates from time to time.

         The Owner Trustee undertakes to perform only such duties as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Owner Trustee.

         It is expressly acknowledged and agreed that CapitalSource shall be the solely authorized "tax matters partner" for tax purposes and as such shall perform all duties set forth in Section 7.1 hereof and shall, as necessary to accomplish such duties and obligations, give express directions to the Owner Trustee. The Owner Trustee agrees to follow such instruction unless and until the Initial Certificateholder shall no longer be the Tax Matters Partner, in which case the Owner Trustee shall follow the instruction of the successor Tax Matters Partner in accordance with the provisions of Section 7.1 hereof.

         It is expressly acknowledged and agreed that, upon the effectiveness of the Servicing Agreement, the Servicing Agent, pursuant to the provisions of
Section 7.5 hereof and the terms and provisions of the Servicing Agreement, shall be the solely authorized manager of the Portfolio Assets and shall direct the investment of Trust property in the Portfolio Assets, to the extent provided in the Servicing Agreement, and as such shall give written direction or advice to the Owner Trustee in accordance with the terms and conditions of the Servicing Agreement and the Owner Trustee agrees to follow such written direction or advice and shall be entitled to rely on the Servicing Agent with respect to all matters relating to the Portfolio Assets.

EXHIBIT 10.2

         Section 6.2 DELEGATION OF RESPONSIBILITIES. The Owner Trustee may exercise any of the trusts or powers under this Trust Agreement or perform any duties under this Trust Agreement or any Basic Document (other than certain specified duties of the Tax Matters Partner set forth in Section 7.1 hereof or the Servicing Agent set forth pursuant to Section 7.5 hereof and the Servicing Agreement) either directly or by or through its Affiliates or through agents or attorneys and, at the reasonable expense of the Trust, may consult with independent counsel, accountants and other skilled persons to be selected and employed by it. The Owner Trustee shall not be responsible for the acts or omissions of such agents, attorneys, accountants or other consultants appointed by it with due care.

         Pursuant to the provisions of Section 7.1 hereof, the Owner Trustee shall exercise its trusts, powers and duties with regard to the tax matters of the Trust, solely at the express direction of the Tax Matters Partner and the Owner Trustee shall not be responsible for the acts or omissions of such Person, including those acts or omissions made by the Tax Matters Partner with willful malfeasance, gross negligence or reckless disregard of obligations in the performance of its duties. Pursuant to the provisions of Section 7.5 hereof and the terms and provisions of the Servicing Agreement, the Owner Trustee shall exercise its trusts, powers and duties with regard to the management of the Portfolio Assets solely at the express direction of the Servicing Agent, and the Owner Trustee shall not be responsible for the acts or omissions of the Servicing Agent, including those made with willful malfeasance, gross negligence or reckless disregard in the performance of its respective duties.

         Section 6.3 RIGHT TO REQUEST AND RECEIVE INSTRUCTIONS. In the event that the Owner Trustee is unsure as to the application of any provision of any Basic Document, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that any Basic Document permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action which the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall be entitled to give notice (in such form as shall be appropriate under the circumstances) to the registered Certificateholders, with a copy to the Servicing Agent, requesting written instructions of the Majority Certificateholders in accordance with Section 6.1 hereof and, to the extent that the Owner Trustee shall have acted, or refrained from acting, in good faith in accordance with any such written instructions received from Majority Certificateholders, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as may be specified in such notice) the Owner Trustee may, but shall be under no duty to, take or refrain from taking such action as the Owner Trustee shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction except to the extent described in Section 6.6 hereof.

         Section 6.4 TRUSTEE FEES. (a) OWNER TRUSTEE FEES. To the extent not paid by ECI pursuant to Section 7.4, the Trust shall pay to the Owner Trustee an initial fee of $100 and on the Closing Date and on each September 1st thereafter, an annual fee of $100 (the "Owner Trustee Fee") in each case pursuant to Section 5.1. The Owner Trustee Fee will be payable with respect to the period commencing on the Closing Date through the day preceding the termination and final dissolution of the Trust. In the event that the Owner Trustee is requested to render services beyond those specifically required of it in this Trust Agreement, the Trust shall pay pursuant to Section 5.1 (to the extent not paid by ECI pursuant to Section 7.4) to the Owner Trustee additional compensation for such services, which compensation shall be based on the fair value of such services. The compensation payable to the Owner Trustee shall not be limited by any provision of law regarding the compensation of a trustee of an express trust.

EXHIBIT 10.2

         (b) DELAWARE  TRUSTEE  FEES.  To the extent not paid by ECI pursuant to
Section 7.4, the Trust shall pay to the Delaware Trustee an initial fee of $2500 on the Closing Date and an annual fee of $2500 (the "Delaware Trust Fee") in each case pursuant to Section 5.1.

         Section 6.5 TRUSTEE EXPENSES. To the extent not paid by ECI pursuant to
Section 7.4, the Trust shall reimburse each Trustee pursuant to Section 5.1 for all of its reasonable charges and out-of-pocket expenses incurred in connection with its services as Owner Trustee or Delaware Trustee, as applicable, hereunder, including the reasonable fees and expenses of its counsel and all fees and expenses related to appointing an agent to accept service of process in the State of Delaware.

         Section 6.6 LIABILITY OF OWNER TRUSTEE. Notwithstanding any other provision of this Trust Agreement or any Basic Document to the contrary, the Owner Trustee, in its individual capacity and as trustee, shall not be liable or accountable to any Person for any act, omission, obligation, covenant, representation, warranty, or liability of the Trust or any trustee thereof under any Basic Document or in connection with the administration of the Trust or the transactions contemplated by this Trust Agreement, except that such limitation of liability shall not affect the liability, if any, that the Owner Trustee may have to the Trust and the Certificateholders for the Owner Trustee's (i) own willful misconduct, bad faith or gross negligence or (ii) breach of any of its representations and warranties under Section 6.12. Without limiting the generality of the foregoing:

         (a) the Owner Trustee shall not be personally liable for an error of judgment made in good faith by an officer of the Owner Trustee, unless the Owner Trustee was grossly negligent;

         (b) the Owner Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith, unless the Owner Trustee was grossly negligent or such action or omission constituted willful misconduct;

         (c) the Owner Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its rights or powers under this Trust Agreement or under any documents relating hereto, if the Owner Trustee shall have reasonable grounds for believing after due inquiry that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) the Owner Trustee shall not be personally liable for any loss incurred by the Trust with respect to any investment of the Trust;

EXHIBIT 10.2

         (e) the Owner Trustee may conclusively rely upon certificates or opinions furnished to the Owner Trustee and on their face conforming to the requirements, if any, of this Trust Agreement in determining the truth of the statements and the correctness of the opinions contained therein and need not investigate any fact or matter stated in such certificates and opinions and in the absence of (i) willful misconduct, gross negligence or bad faith with respect to the Owner Trustee or (ii) the failure of the Owner Trustee to examine such certificates or opinions so as to determine compliance of the same on their face with the requirements, if any, of this Trust Agreement, the Owner Trustee shall have no personal liability with respect to any such reliance;

         (f) without in any way intending to limit the scope of application of clause (c) of this Section 6.6, the Owner Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Certificateholders or Servicing Agent pursuant to the Basic Documents, or to institute, conduct or defend any litigation hereunder or in relation hereto, pursuant to the provisions of this Trust Agreement, unless the Owner Trustee shall have been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; and

         (g) the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders, the Servicing Agent, the Tax Matters Partner, or any other Person given pursuant to any express provision of the Basic Documents.

Anything in this Trust Agreement to the contrary notwithstanding, in no event shall the Owner Trustee be liable under this Trust Agreement for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Owner Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         Section 6.7 INDEMNIFICATION OF OWNER TRUSTEE. (a) The Owner Trustee, in its individual capacity and as trustee, and its Affiliates, and each officer, director, employee, stockholder, agent or partner of any of them, and any person who is or was serving at the request of the Owner Trustee (each, an "Indemnified Person"), shall be indemnified by the Trust to the fullest extent permitted by law, whether or not any of the transactions contemplated hereby are consummated, against all claims, costs and expenses (including reasonable legal counsel's fees and expenses, judgments, fines and amounts paid in settlement), losses, taxes (other than taxes on the Owner Trustee Fee), damages and/or liability (collectively, "Losses") to which such Indemnified Person may become subject or with which such Indemnified Person shall be threatened by reason of or in connection with such Indemnified Person serving or having served in such capacity for or in connection with the Trust, or by reason of any action or alleged action or omission or alleged omission by an Indemnified Person in any capacity described above, except to the extent such Losses result from or are attributable to such Indemnified Person's willful misconduct, gross negligence or bad faith in the performance of its duties or the criminal conduct of such Indemnified Person; PROVIDED, that no recourse may be taken, directly or

EXHIBIT 10.2

indirectly, with respect to the obligations of the Trust described hereunder, against any Certificateholder, or any owner of a beneficial interest in a Certificateholder or against any officer, director or member thereof.

         (b) In determining whether an Indemnified Person acted with willful misconduct, gross negligence or bad faith, the good faith reliance of such Indemnified Person (i) as to financial matters upon the report, opinion or financial information prepared or reviewed by an internationally recognized investment banking firm or other internationally recognized financial, business or economic consultant, or by independent public accountants, shall be presumed, in the absence of an express showing to the contrary, to constitute good faith reliance by, and without gross negligence, willful misconduct or bad faith on the part of, such Indemnified Person as to the matters covered thereby or information included therein, and (ii) as to any matter of fact set forth in the books and records of the Trust shall be presumed unless it can be shown by competent evidence that such Indemnified Person knew that the matter or fact was incorrect as presented so as not to constitute good faith reliance by, and without gross negligence, willful misconduct or bad faith on the part of, such Indemnified Person.

         (c) The right of indemnification granted by this Section 6.7 shall be in addition to any rights to which the Person seeking indemnification may otherwise be entitled, whether by law, agreement or otherwise. By acquiring a Certificate each Certificateholder acknowledges that the Owner Trustee has entered into this Section 6.7 and takes the benefit of this Section 6.7 on its own behalf and on behalf of its Affiliates, and each officer, director, employee, stockholder, agent or partner thereof and agrees that the benefit of this Section 6.7 shall accrue to the Owner Trustee, its Affiliates, and each officer, director, employee, stockholder, agent or partner thereof as if each of them had been named as a party hereto. The Trust shall pay the reasonable expenses incurred by any Indemnified Person in investigating, preparing or defending a claim that relates to the performance of duties or services by the Indemnified Person as provided in this Trust Agreement in advance of the final disposition of such claim, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such payment if there shall be an adjudication or determination that such Indemnified Person is not entitled to indemnification as provided herein; PROVIDED, that the Trust shall be entitled to reimbursement of such expenses paid to any Indemnified Person in connection with any action, suit or proceeding commenced by the Trust against such Indemnified Person wherein it is adjudicated or determined that such Indemnified Person is not entitled to indemnification as provided herein.

         (d) The indemnity provided by this Section 6.7 shall survive the removal or resignation of the Owner Trustee and shall survive the dissolution of the Trust and the termination of this Trust Agreement.

         Section 6.8 RESIGNATION. (a) The Owner Trustee may resign at any time by giving ninety days' prior written notice to the Certificateholders.

EXHIBIT 10.2

         (b) Promptly after receipt of such notice of resignation, the Majority Certificateholders shall appoint a successor Owner Trustee in accordance with
Section 6.10.

         (c) Any resignation of the Owner Trustee pursuant to the provisions of this Section 6.8 shall not become effective until the acceptance of appointment by the successor Owner Trustee as provided in Section 6.10.

         Section 6.9 REMOVAL OF OWNER TRUSTEE. (a) If at any time: (i) the Owner Trustee shall be legally unable to act; (ii) the Owner Trustee shall fail to meet the requirements of Section 6.17; (iii) the Owner Trustee shall be adjudged bankrupt or insolvent; (iv) a receiver of the Owner Trustee or of its property shall be appointed; or (v) any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Certificateholders may petition any court of competent jurisdiction for the removal of the Owner Trustee and the appointment of a successor owner trustee.

         (b) Any resignation or removal of the Owner Trustee and appointment of a successor owner trustee pursuant to the provisions of this Section 6.9 shall not become effective until acceptance of appointment by the successor owner trustee as provided in Section 6.10; PROVIDED, that if no successor Owner Trustee has been appointed within 90 days after the Owner Trustee has given written notice of its election to resign, or after the Owner Trustee has received written notice of its removal, as applicable, the Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         Section 6.10 SUCCESSOR OWNER TRUSTEE. (a) A successor Owner Trustee appointed as provided in Section 6.8 or Section 6.9 shall execute, acknowledge and deliver to the Trust, the Certificateholders and its predecessor Owner
Trustee a  written  instrument  accepting  such  appointment  under  this  Trust
Agreement and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement and with like effect as if originally named as owner trustee. The predecessor Owner Trustee shall deliver or cause to be delivered to the successor owner trustee or its designee any Trust property and any related agreements, documents and statements held by it under this Trust Agreement, and the Trust and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor owner trustee all such rights, powers, duties and obligations.

         (b) Upon acceptance of appointment by a successor owner trustee, the successor owner trustee shall cause notice of the succession of such successor owner trustee to be delivered to each Certificateholder.

         (c) In no event shall the retiring Owner Trustee be liable for the acts or omissions of any successor owner trustee hereunder.

EXHIBIT 10.2

         (d) No appointment of a successor owner trustee shall become effective until all fees, charges, indemnities and expenses of the retiring Owner Trustee shall have been paid.

         Section 6.11 MERGER OR CONSOLIDATION OF TRUSTEE. Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder.

         Section 6.12 REPRESENTATIONS AND WARRANTIES OF OWNER TRUSTEE. The Owner Trustee by execution of this Trust Agreement represents and warrants to the Certificateholders that:

         (a) it has the corporate trust power and authority to enter into this Trust Agreement and each other document required to be executed and delivered by the Owner Trustee in connection with this Trust Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby and the person signing this Trust Agreement on behalf of the Owner Trustee has been duly authorized to execute and deliver this Trust Agreement and each other document required to be executed and delivered by the Owner Trustee in connection with this Trust Agreement;

         (b) such execution, delivery and compliance by the Owner Trustee do not conflict with, or constitute a default under the Owner Trustee's charter or by-laws, any applicable Delaware law relating to its trust powers, or any regulation or order of any Delaware governmental authority having jurisdiction over its trust powers; and

         (c) this Trust Agreement has been duly executed by the Owner Trustee and constitutes a valid and legally binding agreement of the Owner Trustee.

         Section 6.13 PRIOR NOTICE TO CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders in writing of the proposed action at least 10 days before the taking of such action, and (ii) prior to the 10th day after such notice is given, the Majority Certificateholders shall have delivered to the Owner Trustee consent to such action:

         (a) the compromise of any action, claim or lawsuit brought by or against the Trust; and

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under applicable law).

         Section 6.14 INSOLVENCY PROCEEDINGS. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust unless the restrictions set forth in Section 11.13 are satisfied and each remaining Certificateholder has delivered to the Owner Trustee a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

EXHIBIT 10.2

         Section 6.15 RESTRICTIONS ON CERTIFICATEHOLDERS' POWER. The Certificateholders may direct the Owner Trustee to take or refrain from taking any action but only if such action or inaction would not be contrary to any obligation of the Trust or the Owner Trustee under the Basic Documents. The Certificateholders shall not instruct the Owner Trustee to take or refrain from taking any action at the direction of the Certificateholders if such action or inaction would have an adverse effect in any respect upon the interests of the Servicing Agent unless the consent of the Servicing Agent is obtained.

         Section 6.16 ELIGIBILITY REQUIREMENTS FOR OWNER TRUSTEE. The Owner Trustee shall: (a) at all times be a corporation or other entity; (b) at all times be authorized to exercise corporate trust powers; and (c) at the time of the appointment be otherwise satisfactory to the Majority Certificateholders. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.17, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.8.

         Section 6.17 EVIDENCE ON WHICH OWNER TRUSTEE MAY ACT; ADVICE OF COUNSEL. (a) In addition to any other express provision contained in this Trust Agreement, including, but not limited to those set forth in Article VII hereof, the Owner Trustee shall be protected in acting upon any signature, notice, Transfer Certificate, resolution, request, consent, order certificate, report, opinion, bond or other paper or document believed by it to be genuine, and to have been signed, countersigned or presented by the proper person or persons. The Owner Trustee need not investigate any fact or matter stated in such documents. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed in this Trust Agreement, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant person, as to such fact or matter, and such certificate shall constitute full protection of the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under the Basic Documents pursuant to Section 6.2 hereof, the Owner Trustee may consult with legal counsel, accountants and other skilled persons and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or written opinion of any such legal counsel, accountants or other such persons and not contrary to this Trust Agreement.

         Section 6.18 RESPONSIBILITIES OF DELAWARE TRUSTEE

         (a) The Delaware Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Trust's property or the payment of dividends or other distributions of income or principal to the Trust's beneficiary, and no implied obligations shall be inferred from this Trust Agreement on the part of the Delaware Trustee. The Delaware Trustee shall not be liable for the acts or omissions of the Owner Trustee nor shall the Delaware Trustee be liable for any act or omission by it in good faith in accordance with the directions of the Owner Trustee.

EXHIBIT 10.2

         (b) The Delaware Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Trust Agreement. The Delaware Trustee understands and agrees that it does not have the power to sign on behalf of, or bind the Trust. The Delaware Trustee shall not be liable under any circumstances, except for breach of this Agreement its willful misconduct or gross negligence. In particular, but not by way of limitation:

               (i) The Delaware Trustee shall not be liable for any error of judgment made in good faith;

               (ii) No provision of this Trust Agreement shall require the Delaware Trustee to expend or risk its funds or otherwise incur any financial liability in the performance of its rights or duties hereunder, if the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

               (iii) Under no circumstance shall the Delaware Trustee be liable for any representation, warranty, covenant or indebtedness of the Trust;

               (iv) The Delaware Trustee shall not be responsible for or in respect of the genuineness, form or value of the Trust property, the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Owner Trustee;

               (v) In the event that the Delaware Trustee is unsure of the course of action to be taken hereunder, the Delaware Trustee may request instructions from the Owner Trustee and to the extent the Delaware Trustee follows such instructions in good faith it shall not be liable to any person. In the event that no instructions are provided within the time requested by the Delaware Trustee, it shall have no duty or liability for its failure to take any action or for any action it takes in good faith;

               (vi) All funds deposited with the Delaware Trustee hereunder may be held in a non-interest bearing trust account and the Delaware Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of the Owner Trustee; and

               (vii) To the extent that, at law or in equity, the Delaware Trustee has duties and liabilities relating thereto to the Owner Trustee or the Trust, the Owner Trustee agrees that such duties and liabilities are replaced by the terms of this Trust Agreement.

         (c) The Delaware Trustee shall incur no liability to anyone in acting upon any document believed by it to be genuine and believed by it to be signed by the proper party or parties. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the Owner Trustee, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

EXHIBIT 10.2

         (d) In the exercise of administration of the trust hereunder, the Delaware Trustee (i) may act directly or, at the expense of the Trust, through agents or attorneys, and the Delaware Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Delaware Trustee in good faith, and (ii) may, at the expense of the Trust, consult with counsel, accountants and other experts, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other experts.

         (e) Except as expressly provided in this Section 6.18, in accepting and performing the trusts hereby created, the Delaware Trustee acts solely as trustee hereunder and not in any other capacity, and all persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Trust Agreement shall look only to the Trust's property for payment or satisfaction thereof.

         Section 6.19 INDEMNIFICATION OF DELAWARE TRUSTEE

         (a) The Trust shall (i) compensate the Delaware Trustee in accordance with Section 6.4(b), (ii) reimburse the Delaware Trustee for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (iii) indemnify, defend and hold harmless, to the fullest extent authorized under Delaware law, the Delaware Trustee and any of the officers, directors, employees and agents of the Delaware Trustee (the "Indemnified Persons") from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, "Expenses"), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against such Indemnified Persons with respect to the performance of this Trust Agreement, the creation, operation or termination of the Trust or the transactions contemplated hereby; such indemnification shall continue for such Indemnified Persons who have ceased to be a Delaware Trustee or who have ceased to be an officer, director, employee or agent of a Delaware Trustee; PROVIDED, HOWEVER, that the Trust shall not be required to indemnify any Indemnified Person for any Expenses which are a result of breach of this Agreement, or the willful misconduct, bad faith or gross negligence of such Indemnified person.

         (b) The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Trust, and in the event of a shortfall, by the Owner Trustee. Expenses incurred by the Delaware Trustee or an officer, director, employee or agent of the Delaware Trustee in defending a civil or criminal action, suit or proceeding shall be paid by the Trust in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of the Delaware Trustee or such director, officer, employee or agent to repay such amount if it shall ultimately be determined that they are not entitled to be indemnified by the Trust or Owner Trustee as authorized in Title 12 Section 3817 of the Delaware Code. Such advances shall be paid by the Trust within 30 days after the receipt of a statement(s) from the claimant requesting such advance(s) from time to time.

EXHIBIT 10.2

         (c) To obtain indemnification under this section, a claimant shall submit to the Owner Trustee a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

         (d) If a claim under this section is not paid in full by the Trust within 30 days after a written claim pursuant to this section has been received by the Owner Trustee, the claimant may at any time thereafter bring suit against the Trust (and, in the event of a shortfall, against the Owner Trustee), to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim. Neither the failure of the Trust (acting through the Owner Trustee) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth under Delaware law, nor an actual determination by the Trust (acting through the Owner Trustee) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (e) If a determination shall have been made pursuant to this section by the Owner Trustee that the claimant is entitled to indemnification, the Trust shall be bound by such determination in any judicial proceeding commenced pursuant to this section.

         (f) The Trust shall be precluded from asserting in any judicial proceeding commenced pursuant to this section that the procedures and presumptions of this section are not valid, binding and enforceable and shall stipulate in such proceeding that the Trust is bound by all the provisions of this section.

         (g) The right to indemnification and the payment of reasonable expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any Indemnified Person may have or hereafter acquire under any statute, charter, bylaws, agreement, contract, vote of stockholders or directors, or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise. No repeal or modification of this section shall in any way diminish or adversely affect the rights of any Indemnified Person hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

         Section 6.20 RESIGNATION OR REMOVAL OF DELAWARE TRUSTEE; SUCCESSOR DELAWARE TRUSTEE.

         (a) RESIGNATION OR REMOVAL OF DELAWARE TRUSTEE. The Majority Certificateholders may at any time and with or without cause remove the Delaware Trustee by giving notice thereof to the Delaware Trustee and the Delaware Trustee may resign at any time by giving 90 days written notice thereof to the Owner Trustee; provided that no such resignation or removal shall be effective until a successor Delaware trustee has been appointed pursuant to Section 6.20(b).

EXHIBIT 10.2

         (b) Upon the notice of resignation or removal of the Delaware Trust pursuant to Section 6.20(a), the Majority Certificateholders shall appoint a new Delaware trustee. A successor Delaware Trustee appointed as provided in Section 6.20(a) shall execute, acknowledge and deliver to the Trust, the Certificateholders and its predecessor Delaware Trustee a written instrument accepting such appointment under this Trust Agreement and thereupon the resignation or removal of the predecessor Delaware Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement and with like effect as if originally named as Delaware trustee. The predecessor Delaware Trustee shall deliver or cause to be delivered to the successor Delaware trustee or its designee any Trust property and any related agreements, documents and statements held by it under this Trust Agreement, and the Trust and the predecessor Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Delaware trustee all such rights, powers, duties and obligations. In no event shall the retiring Delaware Trustee be liable for the acts or omissions of any successor Delaware trustee hereunder. No appointment of a successor Delaware trustee shall become effective until all fees, charges, indemnities and expenses of the retiring Delaware Trustee shall have been paid.

         (c) the Delaware Trustee shall: (a) at all times be a corporation or other entity satisfying the provisions of Section 3807(a) of the Delaware Business Trust Act; (b) at all times be authorized to exercise corporate trust powers; and (c) at the time of the appointment be otherwise satisfactory to the Majority Certificateholders. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.20(c), the Delaware Trustee shall resign immediately in the manner and with the effect specified in
Section 6.20(a).

         Section 6.21 REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Delaware Trustee by execution of this Trust Agreement represents and warrants to the Certificateholders that:

         (a) it has the corporate trust power and authority to enter into this Trust Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby and the person signing this Trust Agreement on behalf of the Delaware Trustee has been duly authorized to execute and deliver this Trust Agreement;

         (b) such execution, delivery and compliance by the Delaware Trustee do not conflict with, or constitute a default under the Delaware Trustee's charter or by-laws, any applicable Delaware law relating to its trust powers, or any regulation or order of any Delaware governmental authority having jurisdiction over its trust powers;

         (c) this Trust Agreement have each been duly executed by the Delaware Trustee and constitutes a valid and legally binding agreement of the Delaware Trustee; and

EXHIBIT 10.2

         (d) the Delaware  Trustee is an entity that satisfies the provisions of
Section 3807(a) of the Delaware Business Trust Act.

                                   ARTICLE VII

                                TRUST OPERATIONS

         Section 7.1 RECORDKEEPING; TAX MATTERS PARTNER; TAX RETURNS. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement by it of all moneys under this Trust Agreement. CapitalSource is hereby engaged and agrees to act as the "tax matters partner" for purposes of the Code (the "Tax Matters Partner") and shall have the additional duties specified in this Section 7.1. In the event CapitalSource ceases to own Certificates or resigns as Tax Matters Partner (which it may do at any time upon sixty (60) days' prior written notice to the Owner Trustee) it shall no longer be the Tax Matters Partner with respect to taxable periods ending on or after the date of such cessation. The Majority Certificateholders shall have the right to remove the Person then acting as Tax Matters Partner (including CapitalSource) if such Person acts in a manner that constitutes willful malfeasance, gross negligence or reckless disregard of its obligations as Tax Matters Partner. In the event that CapitalSource ceases to be the Tax Matters Partner due to the transfer of its Certificates duly approved by the Majority Certificateholders, the transferee shall become the Tax Matters Partner with respect to taxable years ending on and after the date of such transfer. If there is more than one transferee, the transferee with the highest certificate balance shall be the Tax Matters Partner. An appropriate statement revoking the designation of CapitalSource as "tax matters partner" under the Code shall be filed with the Internal Revenue Service by the successor Tax Matters Partner. It is expressly acknowledged that the Owner Trustee is responsible solely for ministerial functions, as directed by the Tax Matters Partner, relating to the tax matters of the Trust. The Tax Matters Partner shall at the reasonable expense of the Trust file an application with the Internal Revenue Service for a taxpayer identification number with respect to the partnership created for federal income tax purposes by this Trust Agreement. The Tax Matters Partner shall at the reasonable expense of the Trust cause to be prepared all tax returns required to be filed with respect to the Trust and shall execute and cause to have filed such returns and to make such elections as may from time to time be required or appropriate so as to maintain the Trust's characterization as a partnership for federal income tax, state and local income and franchise tax and any other tax purposes. The Tax Matters Partner shall cause the delivery to each Certificateholder of such information as may be reasonably required to enable each Certificateholder to prepare its tax returns. In performing its duties under this Section 7.1, the Tax Matters Partner may retain a firm of independent public accountants (as agreed from time to time by the Trust and the Majority Certificateholders), tax counsel or both, at the reasonable expense of the Trust. In preparing tax returns and other tax information, the Tax Matters Partner may rely, without independent confirmation or investigation, on information prepared or provided by such independent public accountants or tax counsel. The Tax Matters Partner shall cause a completed copy of such return and such other information to be mailed to each Certificateholder. The Tax Matters Partner shall be deemed to have discharged its obligations pursuant to this Section 7.1 with respect to the preparation of tax returns and other tax information upon retention of such independent public accountants and the Tax Matters Partner shall have no liability with respect to the negligence or misconduct of such independent public accountants and tax counsel. To the extent permitted by law, such tax returns shall be prepared on a basis consistent with the characterization agreed upon by the parties in Section 2.3(c) hereof.

EXHIBIT 10.2

         The Trust shall indemnify and hold harmless the Tax Matters Partner, its members, indirect owners thereof, directors, officers, stockholders, agents and employees of any of the foregoing (such parties collectively in such case, the "Tax Matters Partner Indemnified Parties") from and against any and all liabilities, and will reimburse each Tax Matters Partner Indemnified Party for all reasonable fees and expenses (including reasonable fees and expenses of legal counsel) as such fees and expenses are incurred in investigating, preparing, pursuing or defending any claim, action, litigation, arbitration, administration or other proceeding or with respect to any pending or threatened claim, action, litigation, arbitration, administration or other proceeding (collectively, the "Actions"), caused by, or arising out of or in connection with the performance by a Tax Matters Partner Indemnified Party of services under this Trust Agreement or any failure to act by such Tax Matters Partner Indemnified Party and for liabilities otherwise with respect to the appointment and acting as Tax Matters Partner in connection herewith; PROVIDED, HOWEVER, that a Tax Matters Partner Indemnified Party shall not be indemnified for any liabilities it incurs as a result of any acts by such Tax Matters Partner Indemnified Party constituting willful malfeasance, gross negligence or reckless disregard of obligations in each case by such Tax Matters Partner Indemnified Party in performing its services hereunder.

         Section 7.2 REPORTS

         (a) Upon receipt from the Servicing Agent, the Owner Trustee shall be responsible for delivering to the Certificateholders, other than Affiliates of the Servicing Agent, the reports and other documents to be delivered to the Trust or the Owner Trustee pursuant to Servicing Agreement.

         (b) Notwithstanding anything set forth in this Section 7.2, the Owner Trustee shall have no obligation to deliver any report or other document if such report or other document has not been delivered to the Owner Trustee.

         Section 7.3 CERTIFICATE OF TRUST. The Owner Trustee shall file a certificate of trust in the office of the Secretary of State of Delaware as required by Section 3810(a)(1) of the Delaware Business Trust Act and shall file from time to time amendments to such certificate of trust in the office of the Secretary of State of Delaware as required by Section 3810(b)(2) of the Delaware Business Trust Act.

         Section 7.4 EXPENSES. ECI shall promptly pay on behalf of the Trust all of the Trust's operating expenses, including the fees and expenses payable in accordance with Sections 6.4, 6.5 and 7.1 and the Trust's and each Trustee's expenses for legal, accounting and reporting expenses, filing fees, wire transfer fees, taxes and extraordinary expenses such as indemnity and litigation expenses (such expenses being the "Operating Expenses"); PROVIDED that ECI's obligation with respect to Operating Expenses pursuant to this Section 7.4 shall not exceed $3,000 during any calendar year. Without limiting the foregoing, at the time of the issuance of the Certificates, ECI shall pay on behalf of the

EXHIBIT 10.2

Trust all legal and other out-of-pocket fees and expenses incurred in connection with the organization of the Trust, the issuance of the Certificates and the preparation and execution of the Basic Documents and the preparation and filing of the trust certificate (the "Organizational Expenses"). Nothing contained in Sections 4.1, 4.3 or 5.1 shall diminish or otherwise alter ECI's obligations to make the payments required by this Section 7.4.

         Section 7.5 ENGAGEMENT OF THE SERVICING AGENT. Concurrent with and upon the effectiveness of this Trust Agreement, the Owner Trustee shall execute the Servicing Agreement on behalf of the Trust and thereby the Trust shall engage the Servicing Agent to provide the services with respect to the Portfolio Assets pursuant to the terms and conditions set forth in such Servicing Agreement. Such terms and condition shall include, without limitation, a provision that all payments in respect of the Portfolio Assets are to be made directly to the Trust and that any such payments not so made to the Trust shall be, if received by the Servicing Agent, segregated and held in trust and immediately paid to the Trust by the Servicing Agent. Upon such engagement, the Owner Trustee, pursuant to the provisions of Section 6.1 hereof, agrees to accept the express direction of the Servicing Agent in accordance with the terms and provisions of the Servicing Agreement.

                                  ARTICLE VIII

                                   REDEMPTIONS

         Section 8.1 REDEMPTIONS. (a) No Certificateholder shall have the right to require the Trust to redeem its Certificate except as set forth in this
Section 8.1.

         (b) Except with the written consent of the Majority Certificateholders, the Pass Through-A Certificates and the Pass Through-B Certificates shall not be subject to redemption except pursuant to payments made in accordance with
Section 5.1. The Equity-1 Certificates shall not be subject to redemption until the termination of the Trust pursuant to Article X.

                                   ARTICLE IX

                            REPAYMENT OF CERTIFICATES

         Section 9.1  REPAYMENT OF  CERTIFICATES.  Subject to the  provisions of
Section 3.8 and Section 4.2, upon any redemption pursuant to Article VIII, an amount will be payable in respect of each Certificate of the class or type so redeemed equal to the positive balance of the related Certificateholder's Capital Account, if any.

EXHIBIT 10.2

                                    ARTICLE X

                                   TERMINATION

         Section 10.1 TERMINATION. The Trust shall be dissolved upon (i) the redemption in whole of all of the outstanding Pass Through-A Certificates (and distribution of the related redemption payments) together with the payment to the Pass Through-A Certificateholders of all other amounts, including costs and expenses, due them and (ii) the valid exercise of ECI's option to acquire all of the Pass Through-B Certificates pursuant to the terms of the Option Agreement. Upon completion of winding up following dissolution of the Trust, including the distribution and payment of all final amounts due from or to the Trust, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with Section 3810 of the Delaware Business Trust Act. Upon such certificate of cancellation becoming effective, the Trust and this Trust Agreement shall be terminated and all remaining assets of the Trust shall be delivered to the Equity-1 Certificateholders. The indemnity provided by Section
6.7 hereof and the rights of the Owner Trustee to the Owner Trustee Fee and expenses shall survive such termination.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1 BENEFICIARIES. Nothing in this Trust Agreement, whether express or implied, shall be construed to give to any Person other than the Owner Trustee, the Indemnified Persons and the Certificateholders any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

         Section 11.2 CERTAIN RIGHTS. Nothing contained in this Trust Agreement shall be construed to limit the right of business entities with which the Owner Trustee is associated to enter into business ventures or to offer advice to any other business entity which has a similar investment objective as the Trust.

         Section 11.3 AMENDMENTS AND WAIVERS. (a) AMENDMENTS WITHOUT CONSENT. This Trust Agreement may be amended by the Owner Trustee without the consent of the Certificateholders to make any change which is required by applicable law, or any rule or regulation issued thereunder; PROVIDED, that no such amendment shall cause the Trust to be taxable as a corporation for federal income tax, state and local income and franchise tax and any other tax purposes.

         (b) AMENDMENTS WITH CONSENT. Notwithstanding any provision in Section 11.3(a), this Trust Agreement may also be amended by the Owner Trustee upon receipt of the written consent of the Majority Certificateholders; PROVIDED, HOWEVER, that no amendment which would have an adverse effect on the time or manner or rates of distributions to any Certificateholder, or which would result in adverse income or franchise tax consequences to the Certificateholder as a result of its owning Certificates, including in the case of the Initial Certificateholders, its members or the direct and indirect owners thereof, its directors, officers, stockholders, agents and employees of any of the foregoing, shall be made without the consent of the Certificateholder of each outstanding Certificate affected thereby. Promptly after the execution of any amendment or consent, the Trust shall cause a written notice which sets forth the substantive provisions of the amendment to be delivered to the Certificateholders; PROVIDED that the failure of the Owner Trustee to deliver any such notice shall not impair or affect the validity of such amendment.

EXHIBIT 10.2

         (c) WAIVERS. No term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

         (d) CONDITIONS PRECEDENT TO EXECUTION OF AMENDMENTS. In connection with the execution of any amendment to this Trust Agreement or any amendment of any other agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and, subject to Section 6.6, conclusively rely upon an opinion of legal counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Section 11.4 NO LEGAL TITLE OF CERTIFICATEHOLDERS TO TRUST PROPERTY. The Certificateholders shall not have legal title to any property of the Trust. The Certificateholders shall be entitled to receive distribution payments with respect to their beneficial interests in the Trust in accordance with the provisions of Article V hereof. No transfer, by operation of law or otherwise, of any right, title and interest in the Trust shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any property of the Trust.

         Section 11.5 SURVIVAL OF AGREEMENT PROVISIONS. Sections 6.6 and 6.7 shall survive the termination of this Trust Agreement and the resignation or removal of the Owner Trustee.

         Section 11.6 NOTICES. Any notice required hereunder shall be in writing and shall be sent to the appropriate address indicated below or such other mailing address notice of which has been given by the party whose address has changed to the Owner Trustee. Any notice shall be deemed to have been duly given if (i) mailed, first-class, postage pre-paid, on the third Business Day after deposit in the U.S. mail, (ii) personally delivered or delivered by telecopy (and confirmed by telephone), when received, (iii) sent by overnight courier, on the second following Business Day, or (iv) by telegram, on the following Business Day.

EXHIBIT 10.2

                     (a)       to the Owner Trustee:

                                CS Resorts, Inc.

                               1133 Connecticut Avenue, NW
                               Suite 310
                             Washington, D.C. 20036

                              Attn: Loan Management

                     (b)       to the Delaware Trustee:

                               The Capital Trust Company of Delaware
                               2711 Centerville Road, Suite 210
                               Wilmington, Delaware  19808
                               Attn:  Trust Administration

                     (c)       to the Initial Certificateholders:

                               At the address for such Certificateholder provided in SCHEDULE 1 hereto

                     (d)       to any other Certificateholder:

                               At the address for such Certificateholder provided to the Owner Trustee

         Section 11.7 ENTIRE AGREEMENT. The Owner Trustee's duties and responsibilities to any Certificateholder or any Person interested therein shall be limited to those specifically set forth in this Trust Agreement and there are no promises, undertakings, representations or warranties by the Owner Trustee relative to the Trust not expressly set forth or referred to herein.

         Section 11.8 SEVERABILITY. Any provision of this Trust Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11.9 SEPARATE COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. It shall not be necessary, when making proof of this Trust Agreement, to produce or account for more than one counterpart.

         Section 11.10 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee, and its successors and assigns.

EXHIBIT 10.2

         Section 11.11 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.12 GOVERNING LAW. THIS TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 11.13 NO PETITION COVENANT. The Owner Trustee and each Certificateholder shall not, prior to the date which is one year and one day after the redemption in whole of all of the outstanding Pass Through-A Certificates and all of the outstanding Pass Through-B Certificates, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or making a general assignment for the benefit of creditors, or ordering the winding up or liquidation of the affairs of the Trust.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

EXHIBIT 10.2



                                 TRUST AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first set forth above.

                                   CAPITALSOURCE FINANCE LLC,
                                   as an Initial Certificateholder

                                   By:
                                      ----------------------------------------
                                      Name:

                                     Title:

                                   EQUIVEST CAPITAL, INC.,
                                   as an Initial Certificateholder

                                   By:
                                      ----------------------------------------
                                      Name:

                                     Title:

                                   CS RESORTS, INC., not in its
                                   individual capacity  but solely
                                   as Owner Trustee of the Trust

                                   By:
                                      ----------------------------------------
                                      Name:

                                     Title:

                                   THE CAPITAL TRUST COMPANY OF DELAWARE, not in
                                   its   individual   capacity   but  solely  as
                                   Delaware Trustee of the Trust

                                   By:
                                      ----------------------------------------
                                      Name:

                                     Title:

EXHIBIT 10.2



                                   SCHEDULE 1

                           INITIAL CERTIFICATEHOLDERS

                           PASS THROUGH-A CERTIFICATES

           Amount:  $4,437,246.22
           Initial Certificateholder:  CapitalSource Finance LLC
           Address for Notices:
                               1133 Connecticut Avenue, NW
                               Suite 310
                             Washington, D.C. 20036

                              Attn: Loan Management

                           PASS THROUGH-B CERTIFICATES

           Amount:  $233,539.27
           Initial Certificateholder:  CapitalSource Finance LLC
           Address for Notices:
                               1133 Connecticut Avenue, NW
                               Suite 310
                             Washington, D.C. 20036

                              Attn: Loan Management

                              EQUITY-1 CERTIFICATES

           Amount:  $100
           Initial Certificateholder:  Equivest Capital, Inc.
           Address for Notices:
                               Two Clinton Square

                               Syracuse, NY 13202

                               Attention: President
                               Facsimile:  (315) 422-9477

EXHIBIT 10.2



                                   SCHEDULE 2

                                PORTFOLIO ASSETS

1). Coconut Palms IV Loan - Loan from the Trust to Ocean Development Group, Inc., a Florida corporation, in the maximum principal amount of $9,000,000, dated as of April 19, 1998. It has been represented to the Trust that, as of August 23, 2001, the outstanding balance of this loan is $4,107,428.00.

2). Loan from the Trust to Carmel Development, Inc., a South Carolina corporation, in the maximum principal amount of $2,400,000, dated as of July 17, 1998. It has been represented to the Trust that, as of August 23, 2001, the outstanding balance of this loan is $563,357.

EXHIBIT 10.2

                             CS Resorts - 2001 Trust

                             SCHEDULE OF DEFINITIONS

                  "Account Balance" has the meaning set forth in Section 4.2 of the Trust Agreement.

                  "Affiliate" means as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 51% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Agency Office" means the office required to be maintained by the Issuer where notices and demands to and upon the Issuer may be served.

                  "Agreement"   means   the   Trust   Agreement,   as   amended,
supplemented or modified from time to time.

                  "Authorized Denomination" has the meaning set forth in Section
3.1 of the Trust Agreement.

                  "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer.

                  "Basic Documents" means the Trust Agreement, the Certificates, the Subscription Agreement, the Loan Sale Agreement, the Exchange Agreement and the Servicing Agreement.

                  "Benefit Plan" means (i) an employee benefit plan (as defined in section 3(3) of ERISA), which is subject to ERISA, (ii) a plan (as defined in section  4975(e)(1) of the Code) which is subject to section 4975 of the Code or
(iii) any other "benefit plan investor" (within the meaning of 29 C.F.R. 2510.3-101(f)(2)).

                  "Book-Entry Certificate" means each uncertificated Certificate issued by the Trust in fully registered form pursuant to the provisions of
Section 3.11 of the Trust Agreement.

                  "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in Washington, D.C., or the city where the Corporate Trust Office of the Owner Trustee is located and are authorized or required by law to be closed.

                   "Capital Accounts" has the meaning set forth in Section 4.1 of the Trust Agreement.

EXHIBIT 10.2



                  "Capital Account Adjustment Date" means any of the following dates: (a) the Closing Date, (b) the date of redemption of any Certificates; (c) the last day of any taxable year of the Trust; or (d) any other date on which it is necessary to determine adjusted Account Balances.

                  "Capital Account Adjustment Period" means the period commencing on the preceding Capital Account Adjustment Date and ending on the day preceding the Capital Account Adjustment Date with respect to which the determination of the Capital Account balances is being made.

                  "Certificates"   means,   collectively,   the  Pass  Through-A
Certificates, the Pass Through-B Certificates and the Equity-1 Certificates.

                  "Certificate  Register"  has the  meaning set forth in Section
3.3 of the Trust Agreement.

                  "Certificateholder" means any record owner of a Certificate as reflected on the Certificate Register.

                   "Closing Date" means September 7, 2001.

                  "Code" means the Internal Revenue Code of 1986, as amended, or any successor act thereto.

                  "Corporate Trust Office" with respect to the Owner Trustee has the meaning set forth in Section 2.2 of the Trust Agreement.

                  "Definitive Certificates" means each certificated Certificate issued by the Trust in definitive, fully registered form without interest coupons as set forth in Section 3.2 of the Trust Agreement and pursuant to the provisions of Section 3.11 of the Trust Agreement.

                  "Delaware  Business  Trust Act" has the  meaning  set forth in
Section 2.3 of the Trust Agreement.

                  "Delaware Trustee" means The Capital Trust Company of Delaware, not in its individual capacity but solely as the Delaware trustee under the Trust Agreement, and any successor qualifying under Section 6.20 of the Trust Agreement.

                   "Distribution   Date"  means  the  Business  Day  immediately
following the Business Day upon which any payment in respect of the Portfolio Assets is received by the Trust.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder or any successor act thereto.

                  "Equity-1 Certificate" means a beneficial interest in the Trust that is designated as an Equity-1 Certificate and which is issued by the Trust pursuant to the Trust Agreement.

EXHIBIT 10.2



                  "Excess Interest" means the remainder of any Interest Payment after application of such payment pursuant to clause (i), (ii), (iii) and (iv) of Section 5.1.

                  "Exchange Agreement" means that certain Exchange Agreement, dated as of September 7, 2001, by and among CapitalSource, the Trust, Equivest Finance, Inc. and ECI.

                  "GAAP" means generally accepted accounting principles in the United States, consistently applied.

                  "Initial Certificateholders" has the meaning set forth in the introductory paragraph of the Trust Agreement.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended, and the regulations promulgated thereunder or any successor thereto.

                  "Interest Payment" means any payment or portion of any payment received by the Trust that is characterized by the Owner Trustee in its sole discretion as an interest payment in respect of the Portfolio Assets.

                  "Issuer" means the CS Resorts - 2001 Trust, a Delaware business trust, created pursuant to the Trust Agreement.

                  "Loan Sale Agreement" mean that certain Loan Sale Agreement, dated as of September 7, 2001, by and among CapitalSource and the Trust.

                  "Losses" has the meaning set forth in Section 6.7 of the Trust Agreement.

                  "Majority Certificateholders" means, at any time of determination, the following: (i) if any Pass Through-A Certificates are outstanding then the Certificateholders owning more than 50% of the outstanding principal balance of Pass Through-A Certificates; (ii) if no Pass Through-A Certificates are outstanding but Pass Through-B Certificates are outstanding, then the Certificateholders owning more than 50% of the outstanding principal balance of Pass Through-B Certificates and (iii) if no Pass Through-A Certificates and no Pass Through-B Certificates are outstanding then the Certificateholders owning more than 50% of the outstanding principal balance of the Equity-1 Certificates.

                   "Net Expense" means for any Capital Account Adjustment Period the Operating Expenses (paid or accrued) attributable to such period.

                  "Operating Expenses" has the meaning set forth in Section 7.4 of the Trust Agreement.

                  "Option Agreement" means that certain Option Agreement, dated as of September 7, 2001, executed by CapitalSource in favor of ECI.

EXHIBIT 10.2



                  "Organizational Expenses" has the meaning set forth in Section
7.4 of the Trust Agreement.

                  "Outstanding Certificate Balance" means, at any time, the aggregate unpaid principal balance of all Certificates then outstanding.

                  "Owner Trustee" means CS Resorts, Inc., a Delaware corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor qualifying under Section 6.17 of the Trust Agreement.

                  "Owner Trustee Fee" has the meaning set forth in Section 6.4 of the Trust Agreement.

                  "Pass Through-A Certificate" means a beneficial interest in the Trust that is designated as a Pass Through-A Certificate and which is issued by the Trust pursuant to the Trust Agreement.

                  "Pass Through-A Dividends" means a dividend payable in respect of the Pass Through-A Certificates that accrues on all outstanding Pass Through-A Certificates at an annual rate equal to the Pass Through-A Rate and is calculated based on the actual number of days elapsed during the period to which such dividend relates divided by 360 days.

                  "Pass Through-A Rate" means the Prime Rate plus 2.00% as such rate may be increased pursuant to Section 3.1(e) of the Trust Agreement;
provided that at no time shall the Pass Through-A Rate be less that 10% per annum.

                  "Pass Through-B Certificate" means a beneficial interest in the Trust that is designated as a Pass Through-B Certificate and which is issued by the Trust pursuant to the Trust Agreement.

                  "Pass Through-B Dividends" means a dividend payable in respect of the Pass Through-B Certificates that accrues on all outstanding Pass Through-B Certificates at an annual rate equal to the Pass Through-B Rate and is calculated based on the actual number of days elapsed during the period to which such dividend relates divided by 360 days.

                  "Pass Through-B Rate" means 0%.

                  "Person" means any legal person, including, without limitation, any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), limited liability company, unincorporated organization or government or any agency or political subdivision thereof or other entity of similar nature.

                  "Portfolio  Assets"  means  those  certain  loans set forth on
Schedule 2 to the Trust Agreement.

EXHIBIT 10.2



                  "Prime Rate" means the prime commercial lending rate as announced from time to time by Citibank, N.A. or its successor at its principal office in New York, New York or such other office as shall be reasonably acceptable to Owner Trustee (it being understood that said prime commercial lending rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer), each change in said rates to be effective as of the date of such change.

                  "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "Purchase Agreement" means any subscription agreement entered into by a Certificateholder pursuant to Section 3.1 of the Trust Agreement, substantially in the form of Exhibit B to the Trust Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor act thereto.

                  "Servicing Agent" means ECI, engaged as servicing agent under the Servicing Agreement, or any successor thereto pursuant to the terms of such Servicing Agreement.

                  "Servicing Agreement" means the Servicing Agreement, dated as of September 7, 2001, between the Trust and the Servicing Agent in the form of Exhibit C hereto, to be entered into according to the provisions of Section 7.6 of the Trust Agreement, as amended, supplemented, modified or replaced from time to time.

                  "Sharing Percentage" means, with respect to any Certificateholder, the aggregate unpaid principal balance of Certificates held by such Certificateholder expressed as a percentage of the then Outstanding Certificate Balance.

                  "Tax Matters Partner" has the meaning set forth in Section 7.1 of the Trust Agreement.

                  "transfer" has the meaning set forth in Section 3.6 of the Trust Agreement.

                  "Transfer    Certificate"   means,   with   respect   to   the
Certificates, Exhibit E to the Trust Agreement.

                  "Trust" means CS Resorts - 2001 Trust, created pursuant to the Trust Agreement.

                  "Trust Agreement" has the meaning set forth in the initial paragraph of the Trust Agreement and includes all schedules and exhibits thereto, as the same may be amended, supplemented and/or modified from time to time.

                  "Trustees" means, collectively, the Delaware Trustee and the Owner Trustee.

EXHIBIT 10.2



                  "U.S. Dollars" or "$" or "Dollars" means the lawful currency of the United States of America.

EXHIBIT 10.2





                                                                     Exhibit A-1

                        FORM OF DEFINITIVE PASS THROUGH-A CERTIFICATE

                  THIS PASS THROUGH-A CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS PASS THROUGH-A CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN THE TRUST AGREEMENT (AS DESCRIBED ON THE REVERSE HEREOF, THE "TRUST AGREEMENT"), APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR TO SUCH OTHER PERSONS IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; PROVIDED, THAT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER IS DELIVERED STATING THAT SUCH TRANSFER WOULD BE IN COMPLIANCE WITH THE SECURITIES ACT. IN ADDITION, THE ISSUER HEREOF HAS NOT BEEN AND WILL NOT BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") AND NO TRANSFER OF THIS PASS THROUGH-A CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THE TRANSFEREE IS A "QUALIFIED PURCHASER" (WITHIN THE MEANING OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) OR IF SUCH TRANSFER WOULD REQUIRE REGISTRATION OF THE ISSUER HEREOF AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT. THIS PASS THROUGH-A CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT PURSUANT TO WHICH THIS PASS THROUGH-A CERTIFICATE WAS ISSUED.

                  THE TRUST AGREEMENT PROVIDES THAT THIS PASS THROUGH-A CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) THE PURCHASER REPRESENTS AND COVENANTS THAT (a) IT IS PURCHASING THIS PASS THROUGH-A CERTIFICATE FOR ITS OWN ACCOUNT; (b) EITHER (i) IT IS NOT, FOR FEDERAL INCOME TAX PURPOSES, A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) OR (ii) IT IS FOR FEDERAL INCOME TAX PURPOSES, A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION BUT, AFTER GIVING EFFECT TO THIS PURCHASE OF THIS PASS THROUGH-A CERTIFICATE, LESS THAN 60% OF THE AGGREGATE VALUE OF ITS ASSETS WOULD CONSIST OF CERTIFICATES (AS DEFINED IN THE TRUST AGREEMENT); AND (c) THIS PASS THROUGH-A CERTIFICATE HAS NOT BEEN AND SHALL NOT BE TRANSFERRED THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) OF THE CODE; AND (2) THE PURCHASER CERTIFIES UNDER PENALTIES OF PERJURY THAT IT IS A "U.S. PERSON," AS DEFINED IN SECTION 7701(a)(30) OF THE CODE.

EXHIBIT 10.2



                  THE INITIAL CERTIFICATEHOLDER HAS REPRESENTED AND COVENANTED THAT IT IS HOLDING THE PASS THROUGH-A CERTIFICATES FOR ITS OWN ACCOUNT AND (b) INTERESTS IN THE INITIAL CERTIFICATEHOLDER HAVE NOT BEEN AND SHALL NOT BE TRANSFERRED THROUGH AN ESTABLISHED SECURITIES MARKET.

                  NO EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, NO PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE CODE), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, NO OTHER "BENEFIT PLAN INVESTOR" (WITHIN THE MEANING OF 29 C.F.R. ss. 2510.3-101(f)(2)), NO PERSON ACTING ON BEHALF OF THE AFOREMENTIONED AND NO INSURANCE COMPANY GENERAL ACCOUNT (UNLESS CERTAIN SPECIFIED CONDITIONS ARE MET) MAY PURCHASE OR HOLD THIS PASS THROUGH-A CERTIFICATE OR ANY INTEREST HEREIN

                             CS RESORTS - 2001 TRUST

                           PASS THROUGH-A CERTIFICATE

$---------

                  THIS  CERTIFIES THAT  ____________________________________  is
the registered owner of a non-assessable, fully-paid, fractional undivided "Pass Through-A" beneficial interest in CS RESORTS - 2001 TRUST (the "Trust").

                  The Trust was created pursuant to a trust agreement dated as of September 6, 2001 (as amended, supplemented or modified from time to time, the "Trust Agreement"), between CAPITALSOURCE FINANCE LLC and EQUIVEST CAPITAL, INC. as the initial certificateholders (together with its successors and permitted assigns, the "Certificateholder"), and CS Resorts, Inc., as owner trustee (the "Owner Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Pass Through-A Certificate is one of the duly authorized Pass Through-A Certificates referred to in the Trust Agreement. This Pass Through-A Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Trust Agreement the Certificateholder by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

                  On each Distribution Date, the Trust, solely out of the assets of the Trust actually received and held by the Owner Trustee, will make distributions to the Certificateholder in an amount equal to such Certificateholder's pro rata portion for such Distribution Date, to the extent of funds available therefor. Distributions shall be payable by wire transfer in immediately available funds to the account designated by the Certificateholder hereof pursuant to the Trust Agreement.

EXHIBIT 10.2



                  Each  Certificateholder  by  acceptance  of a  Pass  Through-A
Certificate covenants and agrees that it will treat the Pass Through-A Certificates as representing equity interests in a partnership for United States federal income tax purposes.

                  On any redemption provided for in Section 8.1 of the Trust Agreement, the Trust, solely out of the assets of the Trust available therefor, promises to pay to the Certificateholder an amount equal to the positive balance of such Certificateholder's Capital Account, if any, by wire transfer in immediately available funds to the account designated by such Certificateholder.

                  This Pass Through-A Certificate is subject to redemption in accordance with the provisions of Article VIII of the Trust Agreement.

                  THIS PASS THROUGH-A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trust has caused this Pass Through-A Certificate to be duly executed.

                      CS RESORTS - 2001 TRUST

                      By: CS RESORTS, INC., not in its individual capacity, but solely as Owner Trustee

Dated:               By:
        ------------  ----------------------------------------------------------
                              Name:
                              Title:

EXHIBIT 10.2




EXHIBIT 10.2
                                                                     Exhibit A-2

                  FORM OF DEFINITIVE PASS THROUGH-B CERTIFICATE

                  THIS PASS THROUGH-B CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS PASS THROUGH-B CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN THE TRUST AGREEMENT (AS DESCRIBED ON THE REVERSE HEREOF; THE "TRUST AGREEMENT"), APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR TO SUCH OTHER PERSONS IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; PROVIDED, THAT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER IS DELIVERED STATING THAT SUCH TRANSFER WOULD BE IN COMPLIANCE WITH THE SECURITIES ACT. IN ADDITION, THE ISSUER HEREOF HAS NOT BEEN AND WILL NOT BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") AND NO TRANSFER OF THIS PASS THROUGH-B CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THE TRANSFEREE IS A "QUALIFIED PURCHASER" (WITHIN THE MEANING OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) OR IF SUCH TRANSFER WOULD REQUIRE REGISTRATION OF THE ISSUER HEREOF AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT. THIS PASS THROUGH-B CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT PURSUANT TO WHICH THIS PASS THROUGH-B CERTIFICATE WAS ISSUED.

                  THE TRUST AGREEMENT PROVIDES THIS PASS THROUGH-B CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) THE PURCHASER REPRESENTS AND COVENANTS THAT
(a) IT IS PURCHASING THIS PASS THROUGH-B CERTIFICATE FOR ITS OWN ACCOUNT; (b) EITHER (i) IT IS NOT, FOR FEDERAL INCOME TAX PURPOSES, A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED (THE "CODE")) OR (ii) IT IS FOR FEDERAL INCOME TAX PURPOSES, A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION BUT, AFTER GIVING EFFECT TO THIS PURCHASE OF THIS PASS THROUGH-B CERTIFICATE, LESS THAN 60% OF THE AGGREGATE VALUE OF ITS ASSETS WOULD CONSIST OF CERTIFICATES (AS DEFINED IN THE TRUST AGREEMENT); AND (c) THIS PASS THROUGH-B CERTIFICATE HAS NOT BEEN AND SHALL NOT BE TRANSFERRED THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF
SECTION 7704(b) OF THE CODE; AND (2) THE PURCHASER CERTIFIES UNDER PENALTIES OF PERJURY THAT IT IS A "U.S. PERSON," AS DEFINED IN SECTION 7701(a)(30) OF THE CODE.

EXHIBIT 10.2



                  THE INITIAL CERTIFICATEHOLDER HAS REPRESENTED AND COVENANTED THAT (a) IT IS HOLDING THE PASS THROUGH-B CERTIFICATES FOR ITS OWN ACCOUNT AND
(b) INTERESTS IN THE INITIAL CERTIFICATEHOLDER HAVE NOT BEEN AND SHALL NOT BE TRANSFERRED THROUGH AN ESTABLISHED SECURITIES MARKET.

                  NO EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, NO PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, NO OTHER "BENEFIT PLAN INVESTOR" (WITHIN THE MEANING OF 29 C.F.R. ss. 2510.3-101(f)(2)), NO PERSON ACTING ON BEHALF OF THE AFOREMENTIONED AND NO INSURANCE COMPANY GENERAL ACCOUNT (UNLESS CERTAIN SPECIFIED CONDITIONS ARE MET) MAY PURCHASE OR HOLD THIS PASS THROUGH-B CERTIFICATE OR ANY INTEREST HEREIN.

                             CS RESORTS - 2001 TRUST

                           PASS THROUGH-B CERTIFICATE

$-------------

                  THIS  CERTIFIES THAT  ____________________________________  is
the registered owner of a non-assessable, fully-paid, fractional undivided "Pass Through-B" beneficial interest in CS RESORTS - 2001 TRUST (the "Trust").

                  The Trust was created pursuant to a trust agreement dated as of September 6, 2001 (as amended, supplemented or modified from time to time, the "Trust Agreement"), between CAPITALSOURCE FINANCE LLC and EQUIVEST CAPITAL, INC. as the initial certificateholders (together with its successors and permitted assigns, the "Certificateholder"), and CS Resorts, Inc., as owner trustee (the "Owner Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Pass Through-B Certificate is one of the duly authorized Pass Through-B Certificates referred to in the Trust Agreement. This Pass Through-B Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Trust Agreement the Certificateholder by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

                  On each Distribution Date, the Trust, solely out of the assets of the Trust actually received and held by the Owner Trustee, will make distributions to the Certificateholder in an amount equal to such Certificateholder's pro rata portion for such Distribution Date, to the extent of funds available therefor. Distributions shall be payable by wire transfer in immediately available funds to the account designated by the Certificateholder hereof pursuant to the Trust Agreement.

EXHIBIT 10.2



                  Each  Certificateholder  by  acceptance  of a  Pass  Through-B
Certificate covenants and agrees that it will treat the Pass Through-B Certificates as representing equity interests in a partnership for United States federal income tax purposes.

                  On any redemption provided for in Section 8.1 of the Trust Agreement, the Trust, solely out of the assets of the Trust available therefor, promises to pay to the Certificateholder an amount equal to the positive balance of such Certificateholder's Capital Account, if any, by wire transfer in immediately available funds to the account designated by such Certificateholder.

                  This Pass Through-B Certificate is subject to redemption in accordance with the provisions of Article VIII of the Trust Agreement.

                  THIS PASS THROUGH-B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trust has caused this Pass Through-B Certificate to be duly executed.

                      CS RESORTS - 2001 TRUST

                      By: CS RESORTS, INC., not in its individual capacity, but solely as Owner Trustee

Dated:               By:
        ------------  ----------------------------------------------------------
                              Name:
                              Title:

EXHIBIT 10.2






                                                                     Exhibit A-3

EXHIBIT 10.2





                     FORM OF DEFINITIVE EQUITY-1 CERTIFICATE

                  THIS EQUITY-1 CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS EQUITY-1 CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT WITH THE CONSENT OF EACH OF THE OTHER CERTIFICATEHOLDERS AND IN ACCORDANCE WITH THE OTHER CONDITIONS SET FORTH IN THE TRUST AGREEMENT (AS DESCRIBED ON THE REVERSE HEREOF; THE "TRUST AGREEMENT"), APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR TO SUCH OTHER PERSONS IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; PROVIDED, THAT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER IS DELIVERED STATING THAT SUCH TRANSFER WOULD BE IN COMPLIANCE WITH THE SECURITIES ACT. IN ADDITION, THE ISSUER HEREOF HAS NOT BEEN AND WILL NOT BE REGISTERED AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT") AND NO TRANSFER OF THIS EQUITY-1 CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THE TRANSFEREE IS A "QUALIFIED PURCHASER" (WITHIN THE MEANING OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT) OR IF SUCH TRANSFER WOULD REQUIRE REGISTRATION OF THE ISSUER HEREOF AS AN "INVESTMENT COMPANY" UNDER THE INVESTMENT COMPANY ACT. THIS EQUITY-1 CERTIFICATE IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF THE TRUST AGREEMENT PURSUANT TO WHICH THIS EQUITY-1 CERTIFICATE WAS ISSUED.

                  THE TRUST AGREEMENT PROVIDES THIS EQUITY-1 CERTIFICATE MAY NOT BE TRANSFERRED UNLESS (1) THE PURCHASER REPRESENTS AND COVENANTS THAT (a) IT IS PURCHASING THIS EQUITY-1 CERTIFICATE FOR ITS OWN ACCOUNT; (b) EITHER (i) IT IS NOT, FOR FEDERAL INCOME TAX PURPOSES, A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION (AS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) OR (ii) IT IS FOR FEDERAL INCOME TAX PURPOSES, A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION BUT, AFTER GIVING EFFECT TO THIS PURCHASE OF THIS EQUITY-1 CERTIFICATE, LESS THAN 60% OF THE AGGREGATE VALUE OF ITS ASSETS WOULD CONSIST OF CERTIFICATES (AS DEFINED IN THE TRUST AGREEMENT); AND (c) THIS EQUITY-1 CERTIFICATE HAS NOT BEEN AND SHALL NOT BE TRANSFERRED THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) OF THE CODE; AND (2) THE PURCHASER CERTIFIES UNDER PENALTIES OF PERJURY THAT IT IS A "U.S. PERSON," AS DEFINED IN SECTION 7701(a)(30) OF THE CODE.

EXHIBIT 10.2



                  THE INITIAL CERTIFICATEHOLDER HAS REPRESENTED AND COVENANTED THAT (a) IT IS HOLDING THE EQUITY-1 CERTIFICATES FOR ITS OWN ACCOUNT AND (b) INTERESTS IN THE INITIAL CERTIFICATEHOLDER HAVE NOT BEEN AND SHALL NOT BE TRANSFERRED THROUGH AN ESTABLISHED SECURITIES MARKET.

                  NO EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF ERISA, NO PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE CODE) WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, NO OTHER "BENEFIT PLAN INVESTOR" (WITHIN THE MEANING OF 29 C.F.R. ss. 2510.3-101(f)(2)), NO PERSON ACTING ON BEHALF OF THE AFOREMENTIONED AND NO INSURANCE COMPANY GENERAL ACCOUNT (UNLESS CERTAIN SPECIFIED CONDITIONS ARE MET) MAY PURCHASE OR HOLD THIS EQUITY-1 CERTIFICATE OR ANY INTEREST HEREIN.

                             CS RESORTS - 2001 TRUST

                              EQUITY-1 CERTIFICATE

$ ---------
                  THIS  CERTIFIES THAT  ____________________________________  is
the registered owner of a non-assessable, fully-paid, fractional undivided "Equity-1" beneficial interest in CS RESORTS - 2001 TRUST (the "Trust").

                  The Trust was created pursuant to a trust agreement dated as of September 6, 2001 (as amended, supplemented or modified from time to time, the "Trust Agreement"), between CAPITALSOURCE FINANCE LLC and EQUIVEST CAPITAL, INC. as the initial certificateholders (together with its successors and permitted assigns, the "Certificateholder"), and CS Resorts, Inc., as owner trustee (the "Owner Trustee"). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This  Equity-1  Certificate  is  one of  the  duly  authorized
Equity-1 Certificates referred to in the Trust Agreement. This Equity-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Trust Agreement the Certificateholder by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

                  On each Distribution Date, the Trust, solely out of the assets of the Trust actually received and held by the Owner Trustee, will make distributions to the Certificateholder in an amount equal to such Certificateholder's pro rata portion for such Distribution Date, to the extent of funds available therefor. Distributions shall be payable by wire transfer in immediately available funds to the account designated by the Certificateholder hereof pursuant to the Trust Agreement.

EXHIBIT 10.2



                  Each Certificateholder by acceptance of a Equity-1 Certificate covenants and agrees that it will treat the Equity-1 Certificates as representing equity interests in a partnership for United States federal income tax purposes.

                  Upon termination of the Trust pursuant to Article X of the Trust Agreement, the Trust, solely out of the assets of the Trust available therefor, promises to pay to the Certificateholder an amount equal to the positive balance of such Certificateholder's Capital Account, if any, by wire transfer in immediately available funds to the account designated by such Certificateholder.

                  THIS EQUITY-1 CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Trust has caused this Equity-1 Certificate to be duly executed.

                      CS RESORTS - 2001 TRUST

                      By: CS RESORTS, INC., not in its individual capacity, but solely as Owner Trustee

Dated:               By:
        ------------  ----------------------------------------------------------
                              Name:
                              Title:

EXHIBIT 10.2





                                                                       Exhibit B

                         FORM OF SUBSCRIPTION AGREEMENT

                                  See attached.

EXHIBIT 10.2





                                                                       Exhibit C

                           FORM OF SERVICING AGREEMENT

                                  See attached.

EXHIBIT 10.2





                                                                       Exhibit D

                CONDITIONS PRECEDENT TO DELIVERY OF CERTIFICATES
                     PURSUANT TO SECTIONS 3.2(a) AND 3.2(b)
                             OF THE TRUST AGREEMENT

                                  See attached.

EXHIBIT 10.2





                                                                       Exhibit E

                          FORM OF TRANSFER CERTIFICATE

                                  See attached.

EXHIBIT 10.2





                                                                       Exhibit F

                      FORM OF CONFIRMATION OF REGISTRATION

                           OF INTEREST IN CERTIFICATES

                                  See attached.